UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08397

THE MARSICO INVESTMENT FUND

(Exact name of registrant as specified in charter)

1200 17th Street, Suite 1600
Denver, CO 80202

(Address of principal executive offices)  (Zip code)

Christopher J. Marsico
The Marsico Investment Fund
1200 17th Street, Suite 1600
Denver, CO 80202

(Name and address of agent for service)

Copies to:
Sander M. Bieber, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C.  20006

Registrant's telephone number, including area code:  (303) 454-5600

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1 – Reports to Stockholders.

ANNUAL REPORT

SEPTEMBER 30, 2009

MARSICO FUNDS®

Helping you appreciate life℠

Commitment to long-term investing can create a
solid foundation for generations to come.

GHRB ▲0.27 JDPE ▼0.36 TRADITIONS ▲0.64 CCBV ▲0.48 MPLS

OCTOBER  2009

DEAR SHAREHOLDER:

Enclosed is your annual report for The Marsico Investment Fund, encompassing the one-year fiscal period from October 1, 2008 to September 30, 2009.

The purpose of this report is to provide a retrospective for the Marsico Funds’ one-year investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indexes.  For updated information regarding the market environment and the Funds’ overall investment postures and performance, please refer to the Funds’ most recent monthly fact sheets and quarterly investment updates, which are available under the name of each Fund on the Funds’ website at www.marsicofunds.com.

TABLE OF CONTENTS

KEY FUND STATISTICS	4
MARKET ENVIRONMENT	7

MARSICO FOCUS FUND
Investment Review	9
Fund Overview	12
Schedule of Investments	13

MARSICO GROWTH FUND
Investment Review	9
Fund Overview	14
Schedule of Investments	15

MARSICO 21ST CENTURY FUND
Investment Review	16
Fund Overview	18
Schedule of Investments	19

MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	21
Fund Overview	23
Schedule of Investments	24

MARSICO FLEXIBLE CAPITAL FUND
Investment Review	26
Fund Overview	28
Schedule of Investments	29

MARSICO GLOBAL FUND
Investment Review	31
Fund Overview	33
Schedule of Investments	34

FINANCIAL STATEMENTS	36
NOTES TO FINANCIAL STATEMENTS	46
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
EXPENSE EXAMPLE	55
OTHER INFORMATION	56
TRUSTEE AND OFFICER INFORMATION	57

KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund MFOCX	Marsico Growth Fund MGRIX	Marsico 21st Century Fund MXXIX
For additional disclosures, please see page 12.	For additional disclosures, please see page 14.	For additional disclosures, please see page 18.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.22%	TOTAL ANNUAL OPERATING EXPENSES* 1.25%	TOTAL ANNUAL OPERATING EXPENSES* 1.31%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

TRANSOCEAN LTD.	6.11%	JPMORGAN CHASE & CO.	5.19%	JPMORGAN CHASE & CO.	6.38%
GOOGLE, INC. – CL. A	5.98%	TRANSOCEAN LTD.	5.11%	WELLS FARGO & COMPANY	5.53%
THE GOLDMAN SACHS GROUP, INC.	5.69%	APPLE, INC.	4.88%	CROWN CASTLE INTERNATIONAL CORP.	4.33%
APPLE, INC.	5.64%	THE GOLDMAN SACHS GROUP, INC.	4.60%	APPLE, INC.	3.65%
JPMORGAN CHASE & CO.	5.56%	GOOGLE, INC. – CL. A	4.58%	THE WALT DISNEY COMPANY	3.42%

For additional disclosures about the Marsico Funds, please see page 6. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund MIOFX	Marsico Flexible Capital Fund MFCFX	Marsico Global Fund MGLBX
For additional disclosures, please see page 23.	For additional disclosures, please see page 28.	For additional disclosures, please see page 33.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.36%	TOTAL ANNUAL OPERATING EXPENSES* 1.73% NET EXPENSES*† 0.77%	TOTAL ANNUAL OPERATING EXPENSES* 1.52% NET EXPENSES*† 1.63%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

VESTAS WIND SYSTEMS A/S	4.04%	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	5.13%	JPMORGAN CHASE & CO.	5.25%
TRANSOCEAN LTD.	3.95%	HYPERMARCAS S.A.	3.45%	WELLS FARGO & COMPANY	3.98%
CREDIT SUISSE GROUP AG	3.79%	COUNTRYWIDE CAPITAL V, CAPITAL SECURITIES, 7.000%	3.43%	STANDARD CHARTERED PLC	3.95%
DAIMLER A.G.	3.30%	JPMORGAN CHASE & CO.	3.34%	ITAÚ UNIBANCO HOLDING S.A. ADR	3.49%
HSBC HOLDINGS PLC	3.18%	CROWN CASTLE INTERNATIONAL CORP.	3.19%	ICICI BANK LTD. SPON. ADR	3.13%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

KEY FUND STATISTICS (UNAUDITED)

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009. The information may differ from the expense ratios disclosed in this report.

†
Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Flexible Capital Fund’s average net assets and 1.60% of the Global Fund’s average net assets until December 31, 2009. This fee waiver may be terminated at any time after December 31, 2009. Prior to January 1, 2009, the Adviser’s expense limitation agreement relating to the Global Fund limited total expenses to an annual rate of 0.75% of average net assets. The Net Expenses for the Global Fund reflect the current expense limitation agreement that became effective January 1, 2009. The Adviser may recoup any waived amount from a Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

(1)
The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The performance returns for the 21st Century Fund (for the period prior to March 31, 2004), the International Opportunities Fund (for the period prior to September 30, 2004), the Flexible Capital Fund (for the periods ended September 30, 2009), and the Global Fund (for the period prior to December 31, 2008 and from April through May 2009) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. The performance returns for the 21st Century Fund (for the period beginning April 2004 through January 2005), the International Opportunities Fund (for the period beginning October 2004 through December 2005) and the Global Fund (for the one-month period June 2009) would have been higher but for the reimbursement of fees waived previously.

(2)
Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2008 – SEPTEMBER 2009 (UNAUDITED)

The one-year fiscal period ended September 30, 2009 was an extremely difficult period overall for equities during the first half of the period, although the investment landscape brightened considerably during the second half of the period.  Broad-market US equity indices posted losses for the 12-month period, while broad international equity indices managed to produce generally positive returns, buoyed by a powerful rally between March and September.

Index Name(1)	Universe of Equities Represented	12-Month Total Return
US
S&P 500	US large-capitalization equities	-6.91%
Russell 3000	US publicly-traded equities of all sizes	-6.42%
Russell 2000	US small-capitalization equities	-9.55%
Russell Mid-Cap	US medium-capitalization equities	-3.55%

Index Name(1)	Universe of Equities Represented	12-Month Total Return
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	+3.23%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	+19.07%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	-0.11%

The 12-month returns above may mask the magnitude of the turmoil experienced during the early part of the reporting period.  In our opinion, the fiscal year was characterized by two different periods for equity markets – the first half of the period, which was characterized by sharp and widespread declines, and the latter portion, which was marked by a substantial recovery in stock prices.  During approximately the first six months of the fiscal period, from October 2008 through early March of 2009, major indices such as the S&P 500 Index and MSCI EAFE Index plummeted more than -30%, saddled by a rapidly-escalating global financial crisis and a globally-synchronized economic downturn.   US equity performance generally began to improve in March 2009 as unprecedented fiscal and monetary policy responses to the financial and economic crises helped quell market fears, credit markets began to heal, and economic data became “less bad” in nature.  The global equity market recovery between March and September of 2009 went a long way towards undoing the damage done earlier in the period, as illustrated below:

	October 1, 2008 to	April 1, 2009 to
	March 31, 2009	September 30, 2009
Index Name(1)	(Total Return)	(Total Return)
US
S&P 500	-30.54%	+34.02%
Russell 3000	-31.12%	+35.87%
Russell 2000	-37.17%	+43.95%
Russell Mid-Cap	-33.80%	+45.71%

	October 1, 2008 to	April 1, 2009 to
	March 31, 2009	September 30, 2009
Index Name(1)	(Total Return)	(Total Return)
INTERNATIONAL
MSCI EAFE (US$)	-31.11%	+49.85%
MSCI Emerging Markets (US$)	-26.91%	+62.90%
MSCI ACWI (US$)	-30.68%	+44.10%

MARKET ENVIRONMENT

US LARGE-CAPITALIZATION EQUITIES

US large-cap stocks overall had weak returns for the 12-month period.   Eight of the 10 S&P 500 Index economic sectors, as defined under the Global Industry Classification Standard (“GICS”)(2), were in negative territory.  Financials (-24%), Energy (-14%), Industrials (-13%), and Utilities (-7%) were the weakest-performing sectors.  Consumer Staples (-5%), Materials (-4%), and Health Care (-4%) also struggled.   Telecommunication Services and Consumer Discretionary sectors were essentially “flat,” experiencing returns of -0.01% and +0.02%, respectively.  Information Technology was the strongest-performing sector with a return of +8%.

At an industry level, Financials-related industries were among the poorest-performing groups, including Real Estate (-33%), Banks (-26%), Diversified Financials (-22%), and Insurance (-19%).  Many other industry groups posted losses of -14% to -4%.  Pharmaceuticals, Biotechnology & Life Sciences (-0.5%), Telecommunication Services (-0.01%), and Food, Beverage & Tobacco (+0.7%) had relatively unchanged results.  Information Technology and Consumer Discretionary industries led performance.  Technology Hardware and Equipment (+13%) was the best-performing industry group.  Semiconductors & Semiconductor Equipment (+9%), Retailing (+6%), and Consumer Services (+5%) each posted solid gains.

US ALL-CAPITALIZATION EQUITIES

Performance of the broad US equity market, as measured by the Russell 3000 Index which encompasses publicly-traded companies of all sizes, was lackluster for the fiscal year period.  Weakness in the Financials (-22%), Energy (-15%), and Industrials (-12%) sectors dampened overall market performance results.    Information Technology (+9%) and Consumer Discretionary (+0.8%) were the only sectors with positive performance.  The small-capitalization area of the US equity market was comparatively weaker than large-capitalization equities.  Small-capitalization equities are generally thought to not perform as well as large-capitalization equities during times of weakening economic conditions.

INTERNATIONAL EQUITIES

In contrast to their US counterparts, international equities managed to post solid performance for the 12-month period, aided by a variety of data points suggesting that non-US markets could spark a recovery in economic growth and lead the world out of recession.

At a sector level, the MSCI EAFE Index was led by Telecommunication Services (+11%) and Materials (+10%).  Energy, Industrials, Consumer Discretionary, and Consumer Staples also had solid performance results; each returned approximately +6% to +7%.  Utilities (-4%) and Financials (-2%) were the only two sectors to finish the period in negative territory.

The MSCI EAFE Index’s largest country-level constituents had anemic results for the period.  The United Kingdom and Japan, which together comprise approximately 42% of the Index, posted returns of -1% and -0.4%, respectively. While developed markets treaded water, emerging markets surged.  As noted above, the MSCI Emerging Markets Index posted a 12-month return of +19.07%.  There was significant volatility in currency movements versus the US dollar during the period.  Currency translation for US-based international equity investors had a positive effect; the MSCI EAFE Index’s return measured in local currency terms was -1.68% versus the +3.23% return in US dollar terms.  The 4.9% difference between the two measures attested to the degree of dollar weakness, which fell in value compared to a number of other major currencies such as the euro and the yen.

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index.

(2)
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and service mark of MSCI, Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (“MCM”). Neither MSCI, S&P, nor MCM or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. MSCI, S&P, MCM, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FOCUS FUND & GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO (UNAUDITED)

The Marsico Focus Fund and the Marsico Growth Fund posted returns of -5.98% and -7.74%, respectively, for the one-year fiscal period ended September 30, 2009.  For comparative purposes, the S&P 500 Index, which we consider to be the Funds’ primary benchmark, had a total return of -6.91%.  Please see the Funds’ Overviews for more detailed information about each Fund’s longer-term performance for various time periods ended September 30, 2009.

The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Funds may not necessarily hold these securities or investments today. Please see the accompanying Schedules of Investments for the percentage of each Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund and the Growth Fund often invest in similar growth companies.  Their performance may differ at times, however, because of a variety of factors.  Among other factors, the Focus Fund is a non-diversified mutual fund that may invest in a more concentrated portfolio and may hold the securities of fewer issuers than the Growth Fund. As a result, the Focus Fund may hold some securities that are different from those held by the Growth Fund, and may be more exposed to individual stock volatility than the Growth Fund or other mutual funds that invest in a larger number of securities.

FOCUS FUND

The 12-month performance of the Focus Fund, although negative, was modestly better than the S&P 500 Index.  The Fund’s performance was positively impacted by stock selection in several sectors, most notably Financials, Information Technology, Health Care, and Materials.

Information Technology was the best-performing sector of the S&P 500 Index.  The Fund benefitted from having a greater percentage of its net assets invested in technology companies than its benchmark index.  Further, a number of the Fund’s positions in the sector posted significant gains, including Apple, Inc. (+63%), Google, Inc. – Cl. A (+37%), International Business Machines Corporation (+25%), and financial transactions processor Visa, Inc. – Cl. A (+15%).

The Fund’s Health Care positions were led by biotechnology company Genentech, Inc., which posted a return of +7% prior to the company’s being purchased by Roche Holding AG.   In the Materials sector, The Dow Chemical Company (+77%), a global conglomerate including plastics and chemical manufacturing, and natural resource exploration and mining company BHP Billiton PLC ADR (+60%), each had a positive impact on the Fund’s performance results.  On average, the Fund had more exposure to the strong-performing Materials sector than the benchmark index.  This investment posture aided the Fund’s return.

FOCUS FUND & GROWTH FUND

There were several primary areas of performance weakness for the Focus Fund.  Several of the Fund’s Consumer Discretionary positions posted disappointing stock price returns.  In particular, Hotel/Casino operator holdings Las Vegas Sands Corp. and home improvement retailer Lowe’s Companies, Inc. dropped -87% and -40%, respectively, prior to being sold from the Fund. The stock prices for both companies were pressured, in part, by a rapidly-deteriorating outlook for consumer discretionary spending.  Credit-related concerns also impacted Las Vegas Sands, and ongoing problems in the homebuilding industry had an adverse effect on Lowe’s sales growth.

The Fund’s stock selection in Financials was relatively strong.  The Fund’s holdings in this area generated a collective return of +6% (compared with the S&P 500 Index’s Financials sector-level return of -24%), owing primarily to a position in The Goldman Sachs Group, Inc. which rose +44%.  However, a few of the Fund’s Financials positions had a material, negative effect on performance.  Specifically, Wells Fargo & Company (-57%) and U.S. Bancorp (-38%) were among the Fund’s weakest-performing holdings.  Performance was further dampened by the Fund’s overweighted allocation to the poor-performing Banks industry.

Another factor that negatively impacted performance was stock selection in the Industrials and Energy sectors.  In particular, railroad operators Norfolk Southern Corporation (-55% prior to being sold) and Union Pacific Corporation (-16%) struggled.  Aerospace/Defense holding Lockheed Martin Corporation and energy services company Schlumberger Ltd. also posted significant losses prior to being sold from the Fund.

During the period, the Fund reduced its exposure to the Consumer Discretionary, Industrials, and Consumer Staples sectors while increasing its allocations to Information Technology and Financials.

GROWTH FUND

The 12-month performance of the Growth Fund modestly underperformed the S&P 500 Index. The Growth Fund, like the Focus Fund, was aided by stock selection and overweighted postures in the relatively strong-performing Information Technology and Materials sectors. Information Technology holdings Apple, Inc. (+61%), Google, Inc. – Cl. A (+37%), Visa, Inc. – Cl. A (+14%), International Business Machines Corporation (+29%), and QUALCOMM, Inc. (+8%) each had a meaningful, positive effect on performance.  Materials positions The Dow Chemical Company (+76%) and BHP Billiton PLC ADR (+60%) also aided performance results.

While the Growth Fund’s Financials holdings dipped -6%, the performance of the Fund’s holdings in this area was significantly better than the -24% decline of the S&P 500 Index Financials sector, owing primarily to a position in The Goldman Sachs Group, Inc. which rose +42%.  The Fund’s Health Care positions also posted an aggregate return that modestly exceeded the benchmark sector return largely as the result of a position in Genentech, Inc. which gained +7% prior to the company’s being purchased by Roche Holding AG.

Several factors limited the Fund’s performance results.  Like the Focus Fund, a few of the Growth Fund’s Consumer Discretionary and Industrials sector holdings had disappointing investment results.  Las Vegas Sands Corp., Target Corporation, and Lowe’s Companies, Inc. were significant performance laggards in the Consumer Discretionary sector, and all three positions were sold from the Fund.  In the Industrials sector, Transportation and Aerospace/Defense holdings were tough areas for the Fund.  Three of our major positions – Lockheed Martin Corporation, General Dynamics Corporation, and Union Pacific Corporation – declined sharply.  Lockheed Martin was sold prior to September 30, 2009.

FOCUS FUND & GROWTH FUND

There were a few individual holdings that also had a material negative effect on performance including banks Wells Fargo & Company and U.S. Bancorp., and Latin America wireless telecommunication services provider América Móvil S.A.B. de C.V. ADR Ser. L (América Móvil was sold from the Fund during the period.)

The Fund increased its exposure to the Information Technology, Materials, and Financials sectors during the period, while reducing exposure to Consumer Discretionary and Consumer Staples sectors.

Fiscal Period-End Investment Posture

As of September 30, 2009, the Focus Fund’s and the Growth Fund’s primary sector allocations included Information Technology, Financials, Energy, and Industrials. The Funds had little or no exposure to Utilities and Telecommunication Services.

Sincerely,

THOMAS F. MARSICO
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions.  A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.  Please see the Prospectus for more information.

 FOCUS FUND OVERVIEW

September 30, 2009 (Unaudited)

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20–30 common stocks that are selected for their long-term growth potential.

TOTAL ANNUAL OPERATING EXPENSES* 1.22%	NET ASSETS $2,001,040,665	NET ASSET VALUE PER SHARE $14.38

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	TRANSOCEAN LTD.	6.11%
	GOOGLE, INC. – CL. A	5.98%
	THE GOLDMAN SACHS GROUP, INC.	5.69%
	APPLE, INC.	5.64%
	JPMORGAN CHASE & CO.	5.56%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on September 30, 1999. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Aerospace & Defense
General Dynamics Corporation	1,308,844	$84,551,322	4.23%

Biotechnology
Gilead Sciences, Inc.*	1,139,023	53,055,691	2.65

Casinos & Gaming
Wynn Macau Ltd.*†	22,928,775	29,822,008	1.49
Wynn Resorts Ltd.*	568,244	40,282,817	2.01
		70,104,825	3.50

Communications Equipment
Juniper Networks, Inc.*	774,641	20,930,800	1.05
QUALCOMM, Inc.	1,731,500	77,882,870	3.89
		98,813,670	4.94

Computer Hardware
Apple, Inc.*	608,818	112,856,593	5.64
International Business Machines Corporation	768,705	91,944,805	4.59
		204,801,398	10.23

Consumer Finance
American Express Company	1,411,333	47,844,189	2.39

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	238,430	48,198,625	2.41
Visa, Inc. - Cl. A	921,693	63,698,203	3.18
		111,896,828	5.59

Diversified Banks
HSBC Holdings PLC ADR	707,500	40,575,125	2.03
U.S. Bancorp	2,811,977	61,469,817	3.07
Wells Fargo & Company	2,763,889	77,886,392	3.89
		179,931,334	8.99

Diversified Chemicals
The Dow Chemical Company	2,678,459	69,827,426	3.49

Diversified Metals & Mining
BHP Billiton PLC ADR	970,700	53,485,570	2.67

Fertilizers & Agricultural Chemicals
Potash Corporation of Saskatchewan, Inc.	245,563	22,184,161	1.11

Integrated Oil & Gas
Petroleo Brasileiro S.A. ADR	1,720,868	78,987,841	3.95

Internet Software & Services
Baidu, Inc. Spon. ADR*	155,800	60,925,590	3.05
Google, Inc. - Cl. A*	241,466	119,730,916	5.98
		180,656,506	9.03

Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	617,453	113,827,461	5.69

Oil & Gas Drilling
Transocean Ltd.*	1,429,039	122,225,706	6.11

Other Diversified Financial Services
Bank of America Corporation	3,499,787	59,216,396	2.96
JPMorgan Chase & Co.	2,537,089	111,175,240	5.56
		170,391,636	8.52

Pharmaceuticals
Abbott Laboratories	1,286,807	63,658,342	3.18
Merck & Co., Inc.	922,296	29,172,223	1.46
		92,830,565	4.64

Railroads
Union Pacific Corporation	1,435,612	83,767,960	4.19

Restaurants
McDonald’s Corporation	1,477,758	84,335,649	4.21

Semiconductors
Intel Corporation	1,988,110	38,907,313	1.94

TOTAL COMMON STOCKS
(Cost $1,549,899,660)		1,962,427,051	98.07

SHORT-TERM INVESTMENTS
SSgA Prime Money Market Fund, 0.221%	31,030,770	31,030,770	1.55
SSgA U.S. Government Money Market Fund, 0.000%	41,142,929	41,142,929	2.06

TOTAL SHORT-TERM INVESTMENTS
(Cost $72,173,699)		72,173,699	3.61

TOTAL INVESTMENTS
(Cost $1,622,073,359)		2,034,600,750	101.68

Liabilities, Less Cash and Other Assets		(33,560,085)	(1.68)

NET ASSETS		$2,001,040,665	100.00%

*	Non-income producing.

†
The security is valued at its fair value as determined in good faith by the Adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees.

See notes to financial statements.

GROWTH FUND OVERVIEW

September 30, 2009 (Unaudited)

The Growth Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.25%	NET ASSETS $1,193,231,325	NET ASSET VALUE PER SHARE $15.32

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	JPMORGAN CHASE & CO.	5.19%
	TRANSOCEAN LTD.	5.11%
	APPLE, INC.	4.88%
	THE GOLDMAN SACHS GROUP, INC.	4.60%
	GOOGLE, INC. – CL. A	4.58%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on September 30, 1999. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Aerospace & Defense
General Dynamics Corporation	750,759	$48,499,031	4.06%

Biotechnology
Gilead Sciences, Inc.*	293,263	13,660,191	1.15

Cable & Satellite
The DIRECTV Group, Inc.*	229,359	6,325,721	0.53

Casinos & Gaming
Wynn Resorts Ltd.*	334,975	23,746,378	1.99

Communications Equipment
Juniper Networks, Inc.*	461,145	12,460,138	1.05
QUALCOMM, Inc.	1,021,625	45,952,692	3.85
		58,412,830	4.90

Computer Hardware
Apple, Inc.*	314,186	58,240,659	4.88
International Business Machines Corporation	426,906	51,062,226	4.28
		109,302,885	9.16

Consumer Finance
American Express Company	252,159	8,548,190	0.72

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	142,830	28,873,084	2.42
Visa, Inc. - Cl. A	552,134	38,157,981	3.20
		67,031,065	5.62

Diversified Banks
HSBC Holdings PLC ADR	415,500	23,828,925	2.00
U.S. Bancorp	896,597	19,599,610	1.64
Wells Fargo & Company	1,632,171	45,994,579	3.85
		89,423,114	7.49

Diversified Chemicals
PPG Industries, Inc.	313,045	18,222,350	1.53
The Dow Chemical Company	1,564,690	40,791,468	3.42
		59,013,818	4.95

Diversified Metals & Mining
BHP Billiton PLC ADR	496,900	27,379,190	2.29

Fertilizers & Agricultural Chemicals
Monsanto Company	147,981	11,453,729	0.96
Potash Corporation of Saskatchewan, Inc.	147,050	13,284,497	1.11
		24,738,226	2.07

Footwear
NIKE, Inc. - Cl. B	532,474	34,451,068	2.89

Independent Power Producers & Energy Traders
NRG Energy, Inc.*	220,554	6,217,417	0.52

Industrial Gases
Praxair, Inc.	377,912	30,871,631	2.59
Yingde Gases Group Company*†	768,500	694,125	0.06
		31,565,756	2.65

Integrated Oil & Gas
Petroleo Brasileiro S.A. ADR	819,684	37,623,496	3.15

Internet Retail
Amazon.com, Inc.*	65,142	6,081,657	0.51

Internet Software & Services
Baidu, Inc. Spon. ADR*	35,618	13,928,419	1.17
Google, Inc. - Cl. A*	110,241	54,663,000	4.58
Yahoo!, Inc.*	636,910	11,343,367	0.95
		79,934,786	6.70

Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	297,748	54,889,844	4.60

Oil & Gas Drilling
Transocean Ltd.*	713,555	61,030,359	5.11

Other Diversified Financial Services
Bank of America Corporation	1,372,923	23,229,857	1.95
JPMorgan Chase & Co.	1,414,574	61,986,633	5.19
		85,216,490	7.14

Pharmaceuticals
Abbott Laboratories	738,040	36,510,839	3.06
Merck & Co., Inc.	375,195	11,867,418	0.99
		48,378,257	4.05

Railroads
Norfolk Southern Corporation	300,942	12,973,610	1.09
Union Pacific Corporation	779,330	45,473,905	3.81
		58,447,515	4.90

Restaurants
McDonald’s Corporation	872,443	49,790,322	4.17
YUM! Brands, Inc.	705,227	23,808,464	2.00
		73,598,786	6.17

Semiconductors
Intel Corporation	1,035,258	20,259,999	1.70

Wireless Telecommunication Services
American Tower Corporation - Cl. A*	288,168	10,489,315	0.88

TOTAL COMMON STOCKS
(Cost $896,373,831)		1,144,265,384	95.90

PREFERRED STOCKS
Diversified Banks
Wells Fargo & Company, Series J Pref., 8.000%	337,000	8,394,670	0.70

TOTAL PREFERRED STOCKS
(Cost $5,954,707)		8,394,670	0.70

SHORT-TERM INVESTMENTS
SSgA U.S. Government Money Market Fund, 0.000%	28,862,848	28,862,848	2.42

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,862,848)		28,862,848	2.42

TOTAL INVESTMENTS
(Cost $931,191,386)		1,181,522,902	99.02

Cash and Other Assets, Less Liabilities		11,708,423	0.98

NET ASSETS		$1,193,231,325	100.00%
*	Non-income producing.

†
The security is valued at its fair value as determined in good faith by the Adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees.

See notes to financial statements.

21ST CENTURY FUND

INVESTMENT REVIEW BY CORY GILCHRIST (UNAUDITED)

The 21st Century Fund posted a return of -9.79% for the one-year fiscal period ended September 30, 2009.  The Fund’s return underperformed the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of -6.91% over the same time period. For comparative purposes, the Russell 3000 Index, a proxy for the performance of all publicly-traded US equity securities including smaller capitalization companies (which may be a useful representation of the Fund’s ability to invest across the entire market capitalization spectrum), had a total return of -6.42%.  Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period.  Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time.  You should also keep in mind that our views on all investments discussed in this report are subject to change at any time.  References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today.  Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund’s sector allocations during the reporting period (which are generally a by-product of the Fund’s stock selection process) detracted from annual performance.  The Fund was unfavorably positioned from a sector weighting perspective as it had a higher allocation to weaker-performing areas of the S&P 500 Index (such as Financials and Industrials) while having less exposure to stronger-performing sectors (such as Health Care and Telecommunication Services).

Financial services companies, beset by ongoing concerns about capital adequacy, deteriorating credit markets, and mortgage lending-related losses, were unanimously under duress for much of the fiscal year (although things did improve quite substantially later in the period), and Financials was the weakest-performing sector of the S&P 500 Index with an overall return of -24% for the 12-month period.  On average, the Fund had more than twice the level of exposure to the Financials sector during the reporting period than did its benchmark index.  A number of the Fund’s Financials holdings experienced severe price declines such as Wells Fargo & Company, Oaktree Capital Group, LLC – Cl. A 144a, U.S. Bancorp., and SunTrust Banks, Inc.  (Oaktree and SunTrust were sold from the Fund during the period.)

Additional areas of weakness for the Fund included stock selection in the Consumer Discretionary, Consumer Staples, and Health Care sectors.  Consumer Discretionary holdings Las Vegas Sands Corp. and Saks, Inc. skidded -91% and -84%, respectively, prior to being sold from the Fund.  In Consumer Staples, Heineken Holding N.V. and Costco Wholesale Corporation posted negative returns prior to being sold.   Several of the Fund’s biotechnology holdings posted disappointing returns, including Genzyme Corporation, Amylin Pharmaceuticals, Inc., and Celgene Corporation. (Genzyme and Amylin Pharmaceuticals were sold prior to September 30, 2009.)

On a brighter note, the Fund’s stock selection in the Information Technology, Energy, Industrials, and Telecommunication Services sectors was generally strong.   Information Technology holdings were led by Apple, Inc. (+61%) and Google, Inc. – Cl. A (+45%).  In the Energy sector, Brazil-based oil exploration and production company Petroleo Brasileiro S.A. ADR and contract drilling company Pride International, Inc. aided investment results.  Precision Castparts Corp., an aerospace and defense component manufacturer, was the Fund’s strongest-performing position in the Industrials sector with a return of +87%.  The Fund also benefitted from its position in cellular communications tower company Crown Castle International Corp. (+90%).

21ST CENTURY FUND

Though some of the Fund’s Financials holdings struggled, there were several positions in this area that posted strong returns.  Investment banking companies Jefferies Group, Inc. (+22%) and The Charles Schwab Corporation (+21% prior to being sold) aided performance, as did Bank of America Corporation and The Goldman Sachs Group, Inc.

During the one-year fiscal period, the Fund increased its allocation to the Information Technology, Energy, Financials, and Telecommunication Services sectors while decreasing its weighting in Consumer Staples and Industrials.  The Fund also reduced its cash and cash equivalents position during the period.

The 21st Century Fund has tended to have a relatively high portfolio turnover level because of its investment style. For the fiscal one-year period, the Fund’s portfolio turnover rate was 135%.  A rapidly-changing macroeconomic environment (such as the environment experienced during the period covered in this report) may contribute to a higher level of turnover for the Fund.  Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of September 30, 2009, the Fund’s primary economic sector allocations were in the following areas:  Financials, Information Technology, Consumer Discretionary, Energy, and Health Care. The Fund had no exposure to the Utilities sector.

Sincerely,

CORYDON J. GILCHRIST, CFA
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions.  For the period prior to March 31, 2004, the performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced.  For the period beginning April 2004 through January 2005, performance returns for the Fund would have been higher but for the reimbursement of fees waived previously.  A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.  Please see the Prospectus for more information.

21ST CENTURY FUND OVERVIEW

September 30, 2009 (Unaudited)

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.31%	NET ASSETS $921,675,926	NET ASSET VALUE PER SHARE $11.56

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	JPMORGAN CHASE & CO.	6.38%
	WELLS FARGO & COMPANY	5.53%
	CROWN CASTLE INTERNATIONAL CORP.	4.33%
	APPLE, INC.	3.65%
	THE WALT DISNEY COMPANY	3.42%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning April 2004 through January 2005, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

 SCHEDULE OF INVESTMENTS

MARSICO 21ST CENTURY FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Aerospace & Defense
Precision Castparts Corp.	244,010	$24,857,299	2.70%

Apparel, Accessories & Luxury Goods
Polo Ralph Lauren Corporation	253,080	19,390,989	2.10
Under Armour, Inc. - Cl. A*	184,643	5,138,615	0.56
		24,529,604	2.66

Application Software
Adobe Systems, Inc.*	700,973	23,160,148	2.51
Citrix Systems, Inc.*	490,524	19,243,257	2.09
		42,403,405	4.60

Asset Management & Custody Banks
State Street Corporation	214,100	11,261,660	1.22

Automobile Manufacturers
Ford Motor Company*	514,973	3,712,955	0.40

Automotive Retail
Penske Automotive Group, Inc.	303,683	5,824,640	0.63

Biotechnology
Celgene Corporation*	350,441	19,589,652	2.13
Gilead Sciences, Inc.*	267,281	12,449,949	1.35
		32,039,601	3.48

Brewers
Anheuser-Busch InBev N.V.	395,895	18,078,072	1.96

Broadcasting
CBS Corporation - Cl. B	1,241,943	14,965,413	1.62

Casinos & Gaming
Wynn Resorts Ltd.*	129,584	9,186,210	1.00

Communications Equipment
Juniper Networks, Inc.*	523,191	14,136,621	1.53
QUALCOMM, Inc.	581,364	26,149,753	2.84
		40,286,374	4.37

Computer Hardware
Apple, Inc.*	181,503	33,645,211	3.65

Construction & Engineering
AECOM Technology Corporation*	153,959	4,178,447	0.45

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	84,360	17,053,374	1.85

Department Stores
Lojas Renner S.A.	414,100	7,260,073	0.79

Diversified Banks
ICICI Bank Ltd. Spon. ADR	286,454	11,045,666	1.20
Itaú Unibanco Holding S.A. ADR	638,948	12,874,802	1.40
Standard Chartered PLC	227,497	5,606,321	0.61
U.S. Bancorp	1,365,016	29,839,250	3.24
Wells Fargo & Company	1,810,711	51,025,836	5.53
		110,391,875	11.98

Diversified Metals & Mining
BHP Billiton PLC	605,970	16,540,814	1.80

Diversified Real Estate Activities
Hang Lung Properties Ltd.	1,099,500	4,064,577	0.44

Fertilizers & Agricultural Chemicals
Monsanto Company	111,234	8,609,512	0.93

Health Care Equipment
Intuitive Surgical, Inc.*	118,265	31,014,996	3.37

Health Care Technology
athenahealth, Inc.*	121,502	4,662,032	0.51

Heavy Electrical Equipment
Vestas Wind Systems A/S*	353,094	25,525,662	2.77

Home Improvement Retail
The Home Depot, Inc.	506,452	13,491,881	1.46

Homebuilding
Cyrela Brazil Realty S.A.	876,788	11,407,746	1.24
Gafisa S.A. ADR	147,783	4,486,692	0.49
		15,894,438	1.73

Integrated Oil & Gas
Petroleo Brasileiro S.A. ADR	685,038	31,443,244	3.41

Internet Software & Services
Google, Inc. - Cl. A*	58,345	28,930,368	3.14

Investment Banking & Brokerage
Jefferies Group, Inc.*	1,140,866	31,065,781	3.37
The Goldman Sachs Group, Inc.	162,677	29,989,505	3.26
		61,055,286	6.63

Leisure Facilities
Vail Resorts, Inc.*	461,328	15,472,941	1.68

Movies & Entertainment
The Walt Disney Company	1,148,460	31,536,712	3.42

Oil & Gas Drilling
Pride International, Inc.*	629,477	19,161,280	2.08

Oil & Gas Equipment & Services
National Oilwell Varco, Inc.*	419,380	18,087,859	1.96

Other Diversified Financial Services
Bank of America Corporation	1,058,902	17,916,622	1.94
JPMorgan Chase & Co.	1,341,997	58,806,308	6.38
		76,722,930	8.32

Regional Banks
City National Corporation	469,815	18,289,898	1.98
CVB Financial Corp.	590,534	4,482,153	0.49
		22,772,051	2.47

Restaurants
Chipotle Mexican Grill, Inc. - Cl. A*	49,530	4,806,887	0.52

 SCHEDULE OF INVESTMENTS

MARSICO 21ST CENTURY FUND
SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)

Retail REITs
Colony Financial, Inc.*	157,543	$3,079,966	0.33%
Taubman Centers, Inc.	191,078	6,894,094	0.75
		9,974,060	1.08

Thrifts & Mortgage Finance
First Niagara Financial Group, Inc.	612,280	7,549,412	0.82

Wireless Telecommunication Services
Crown Castle International Corp.*	1,271,775	39,882,864	4.33

TOTAL COMMON STOCKS
(Cost $650,557,194)		886,874,019	96.23

PREFERRED STOCKS
Automobile Manufacturers
Volkswagen A.G. Pref.	41,726	4,859,741	0.53

TOTAL PREFERRED STOCKS
(Cost $2,283,554)		4,859,741	0.53

SHORT-TERM INVESTMENT
SSgA U.S. Government Money Market Fund, 0.000%	22,257,965	22,257,965	2.41

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,257,965)		22,257,965	2.41

TOTAL INVESTMENTS
(Cost $675,098,713)		913,991,725	99.17

Cash and Other Assets, Less Liabilities		7,684,201	0.83

NET ASSETS		$921,675,926	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Belgium	$18,078,072	1.98%
Brazil	67,472,557	7.38
Denmark	25,525,662	2.79
Germany	4,859,741	0.53
Hong Kong	4,064,577	0.45
India	11,045,666	1.21
United Kingdom	22,147,135	2.42
United States(1)	760,798,315	83.24
	$913,991,725	100.00%

(1) Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY JIM GENDELMAN (UNAUDITED)

The Marsico International Opportunities Fund posted a total return of (US$) -1.68% for the one-year fiscal period ended September 30, 2009.  The Fund’s return trailed the MSCI EAFE Index, which we consider to be the Fund’s primary benchmark index and which had a total return of (US$) +3.23%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Both the Fund and its benchmark index’s overall returns for the period mask an enormous amount of tumult in the global capital markets and record-high levels of volatility.  The Fund’s one-year return was heavily influenced by an exceptionally difficult fourth calendar quarter in 2008, which in many respects represented the worst period in decades for the global economy, financial system and capital markets.  More recently, and encouragingly, we have seen substantial improvement in all three critical areas.

There were several factors that contributed to the Fund’s performance shortfall for the period as a whole.  Stock selection in the Industrials, Telecommunication Services, Materials, and Health Care sectors did not keep pace with the performance results of their sector counterparts in the MSCI EAFE Index.  In the Industrials sector, wind energy turbine manufacturers Gamesa Corporación Tecnológica S.A. and Vestas Wind Systems A/S declined -34% and -14%, respectively.  Brazil-headquartered America Latina Logistica S.A., a railway operator and transportation logistics company, dropped -52% prior to being sold.  Wireless telecommunication services holdings also struggled, including Mexico-based América Móvil S.A.B. de C.V. ADR Ser. L, South Africa-headquartered MTN Group Ltd., and Canadian communications and media company Rogers Communications, Inc. – Cl. B.   All three positions posted negative returns prior to being sold from the Fund.  Construction materials company Linde AG also had disappointing stock price performance and was sold from the Fund.  Investment results in the Health Care sector were hampered by positions in Alcon, Inc. (-48% prior to being sold), a medical company specializing in eye products, and drug manufacturer Lonza Group AG (-11%).

A few other individual positions had a material, negative effect on performance. Video game hardware and software company Nintendo Co. Ltd., Hotel/Casino operator Las Vegas Sands Corp., and beverage company Heineken N.V. each declined sharply prior to being sold from the Fund.

The Fund’s Financials positions posted mixed results and, in aggregate, produced an overall return of -2%.  Several of the Fund’s positions in the Banks industry, particularly those headquartered in emerging markets, posted strong gains. These included India-based ICICI Bank Ltd. Spon. ADR, Brazil-headquartered Itaú Unibanco Holding S.A. ADR, and Industrial & Commercial Bank of China Ltd. – Cl. H (prior to being sold).   Other Financials holdings had disappointing results.  France-headquartered AXA, Japanese bank Mizuho Financial Group, Inc., Germany-based Deutsche Bank AG, and United Kingdom-headquartered HSBC Holdings PLC were among the Fund’s weakest-performing individual holdings.  (AXA and Deutsche Bank were sold prior to period-end.)

INTERNATIONAL OPPORTUNITIES FUND

Although currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can sometimes affect the Fund’s shorter-term performance results.  During the one-year fiscal period, initial US dollar strength followed by a period of substantial weakness was a factor in relation to the Fund’s performance.  In particular, currencies such as the Australian dollar, euro and Japanese yen appreciated substantially as compared to the US dollar.  The Fund’s performance was adversely impacted by having lower relative exposure to companies whose securities were denominated in the Australian dollar, euro, and Japanese yen. The Fund also held a few US dollar-based stocks and had US dollar cash and cash equivalent positions, which – again, in the context of a relatively weak dollar – dampened performance.

There were several positive contributors to performance.   Stock selection in the Information Technology sector was strong. Two of the Fund’s Taiwan-based technology holdings, Taiwan Semiconductor Manufacturing Co. Ltd. Spon. ADR and Hon Hai Precision Industry Co., Ltd., posted strong returns. ASML Holding N.V., a Dutch company that supplies systems for the semiconductor industry, soared +77%.

A second major positive contributor to the Fund’s performance was its Energy holdings.   Offshore oil and gas drilling services company Transocean Ltd. and oil exploration and production company Petroleo Brasileiro S.A. ADR gained +56% and +9%, respectively.

Belgium-based alcoholic beverage company Anheuser-Busch InBev N.V. (+86%) and Spanish telecommunications company Telefonica, SA (+43%) were among the Fund’s top performing individual holdings.

The Fund also benefitted from abstaining from investment in the Utilities sector.  Utilities was the weakest-performing sector of the MSCI EAFE Index with a return of -4%.

During the period, the Fund modestly increased its allocation to the Financials, Energy, Consumer Discretionary, and Industrials sectors.  The Fund reduced its holdings in the Health Care and Consumer Staples sectors.

The International Opportunities Fund has tended to have a relatively high portfolio turnover level because of its investment style.  For the fiscal one-year period, the Fund’s portfolio turnover rate was 108%.  A rapidly-changing macroeconomic environment (such as the environment experienced during the period covered in this report) may contribute to a higher level of turnover for the Fund.  Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of September 30, 2009, the Fund’s primary economic sector allocations included Financials, Industrials, Information Technology, Energy, and Consumer Discretionary.  The Fund had no exposure to the Utilities sector.  In terms of country allocations, the Fund’s most significant weightings at period-end were the United Kingdom, Switzerland, Japan, Brazil, and Germany.  The Fund held several positions domiciled in emerging markets including Brazil, Taiwan, China, Mexico, India, and Israel.  Such emerging markets exposure represented approximately 23% of the Fund’s net assets as of September 30, 2009.  Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

JAMES G. GENDELMAN
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions.  For the period prior to September 30, 2004, the performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would have been higher but for the reimbursement of fees waived previously.  A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.  Please see the Prospectus for more information.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

September 30, 2009 (Unaudited)

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.36%	NET ASSETS $450,926,025	NET ASSET VALUE PER SHARE $11.86

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	VESTAS WIND SYSTEMS A/S	4.04%
	TRANSOCEAN LTD.	3.95%
	CREDIT SUISSE GROUP AG	3.79%
	DAIMLER A.G.	3.30%
	HSBC HOLDINGS PLC	3.18%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the International Opportunities Fund (for the period prior to September 30, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The Morgan Stanley Capital International (MSCI) EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Airlines
Singapore Airlines Ltd.	248,000	$2,426,039	0.54%

Apparel Retail
Esprit Holdings, Ltd.	886,500	5,948,091	1.32

Application Software
Autonomy Corporation PLC*	182,633	4,754,646	1.05
Longtop Financial Technologies Ltd. ADR*	81,600	2,322,336	0.52
		7,076,982	1.57

Asset Management & Custody Banks
Julius Baer Holding Ltd.*	94,954	4,741,744	1.05

Automobile Manufacturers
Daimler A.G.	295,387	14,871,708	3.30
Honda Motor Co., Ltd.	127,600	3,930,418	0.87
		18,802,126	4.17

Biotechnology
Actelion Ltd.*	72,571	4,506,363	1.00
CSL Ltd.	329,525	9,727,053	2.16
		14,233,416	3.16

Brewers
Anheuser-Busch InBev N.V.	199,382	9,104,541	2.02

Building Products
Daikin Industries, Ltd.	126,173	4,540,063	1.01

Construction & Engineering
Hochtief A.G.	44,830	3,415,237	0.76

Construction Materials
CEMEX, S.A.B. de C.V. Spon. ADR*	963,300	12,445,836	2.76
CRH PLC	82,327	2,277,545	0.50
		14,723,381	3.26

Diversified Banks
Banco Bilbao Vizcaya Argentaria S.A.	540,388	9,592,116	2.13
BNP Paribas	86,172	6,885,044	1.53
HSBC Holdings PLC	1,255,214	14,363,116	3.18
ICICI Bank Ltd. Spon. ADR	232,333	8,958,760	1.99
Itaú Unibanco Holding S.A. ADR	376,118	7,578,778	1.68
Mizuho Financial Group, Inc.	5,892,300	11,684,169	2.59
Standard Chartered PLC	191,900	4,729,086	1.05
		63,791,069	14.15

Diversified Capital Markets
Credit Suisse Group AG	308,346	17,108,844	3.79

Diversified Chemicals
BASF S.E.	62,661	3,320,273	0.74

Diversified Metals & Mining
Vale SA Spon. ADR	344,900	7,977,537	1.77

Diversified Real Estate Activities
CapitaLand Ltd.	3,043,000	8,036,034	1.78
Hang Lung Properties Ltd.	490,000	1,811,408	0.40
Sun Hung Kai Properties Ltd.	119,000	1,756,582	0.39
		11,604,024	2.57

Electrical Components & Equipment
Schneider Electric S.A.	21,354	2,164,261	0.48

Electronic Manufacturing Services
Hon Hai Precision Industry Co., Ltd.	2,448,982	9,827,009	2.18

Food Retail
FamilyMart Co., Ltd.	72,700	2,340,590	0.52
Tesco PLC	713,007	4,553,414	1.01
		6,894,004	1.53

Heavy Electrical Equipment
ABB Ltd. - Spon. ADR	220,840	4,432,570	0.98
ALSTOM S.A.	102,290	7,464,839	1.66
Gamesa Corporación Tecnológica S.A.	369,204	8,271,599	1.83
Vestas Wind Systems A/S*	251,711	18,196,542	4.04
		38,365,550	8.51

Homebuilding
Cyrela Brazil Realty S.A.	209,800	2,729,674	0.60
Gafisa S.A.	368,081	5,543,238	1.23
		8,272,912	1.83

Hotels, Resorts & Cruise Lines
Accor S.A.	40,722	2,266,822	0.50
Ctrip.com International Ltd. ADR*	53,700	3,157,023	0.70
		5,423,845	1.20

Household Products
Reckitt Benckiser Group PLC	93,264	4,557,948	1.01

Hypermarkets & Super Centers
Metro AG	83,199	4,705,605	1.04

Integrated Oil & Gas
BP PLC	753,723	6,661,235	1.48
Petroleo Brasileiro S.A. ADR	260,974	11,978,707	2.66
Suncor Energy, Inc.	358	12,506	0.00
		18,652,448	4.14

Integrated Telecommunication Services
Telefonica, SA	332,746	9,180,943	2.04

Internet Software & Services
Baidu, Inc. Spon. ADR*	8,681	3,394,705	0.75
Tencent Holdings Ltd.	138,300	2,235,984	0.50
		5,630,689	1.25

Investment Banking & Brokerage
Daiwa Securities Group, Inc.	1,540,000	7,943,185	1.76
*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)

Life Sciences Tools & Services
Lonza Group AG*	104,593	$11,405,007	2.53%

Oil & Gas Drilling
Transocean Ltd.*	208,314	17,817,096	3.95

Oil & Gas Exploration & Production
CNOOC Ltd.	3,206,800	4,319,842	0.96
OGX Petróleo e Gás Participações S.A.	4,700	3,594,747	0.79
		7,914,589	1.75

Oil & Gas Refining & Marketing
Reliance Industries Ltd. -Spon. GDR, 144A	29,300	2,698,530	0.60

Packaged Foods & Meats
Nestlé S.A.	133,353	5,682,590	1.26

Pharmaceuticals
Teva Pharmaceutical Industries Ltd. Spon. ADR	125,312	6,335,775	1.40

Real Estate Development
Cheung Kong (Holdings) Ltd.	706,000	8,963,865	1.99

Semiconductor Equipment
ASML Holding N.V.	221,039	6,501,490	1.44
SUMCO CORPORATION	119,100	2,706,667	0.60
		9,208,157	2.04

Semiconductors
Infineon Technologies AG*	823,302	4,644,420	1.03
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	1,027,303	11,259,241	2.50
		15,903,661	3.53

Specialty Chemicals
Novozymes A/S - Cl. B	24,024	2,260,935	0.50

Steel
ThyssenKrupp AG	139,216	4,793,569	1.06

Trading Companies & Distributors
Marubeni Corporation	1,995,000	10,067,788	2.23
Noble Group Ltd.	1,469,000	2,554,964	0.57
		12,622,752	2.80

Wireless Telecommunication Services
NII Holdings, Inc.*	187,164	5,611,177	1.25
Vodafone Group PLC	3,968,802	8,892,530	1.97
		14,503,707	3.22

TOTAL COMMON STOCKS
(Cost $344,575,019)		430,541,999	95.48

RIGHTS

Diversified Banks
BNP Paribas - Expire 10/13/2009*	86,172	186,627	0.04

TOTAL RIGHTS
(Cost $0)		186,627	0.04

SHORT-TERM INVESTMENTS
SSgA Prime Money Market Fund, 0.221%	3,124,195	3,124,195	0.69
SSgA U.S. Government Money Market Fund, 0.000%	20,241,468	20,241,468	4.49

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,365,663)		23,365,663	5.18

TOTAL INVESTMENTS
(Cost $367,940,682)		454,094,289	100.70

Liabilities, Less Cash and Other Assets		(3,168,264)	(0.70)

NET ASSETS		$450,926,025	100.00%

*	Non-income producing.

See notes to financial statements.

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Australia	$9,727,053	2.14%
Belgium	9,104,541	2.01
Brazil	39,402,681	8.68
Canada	12,506	0.00
China	11,110,048	2.45
Denmark	20,457,477	4.51
France	18,967,593	4.18
Germany	35,750,812	7.87
Hong Kong	25,354,752	5.58
India	11,657,290	2.57
Ireland	2,277,545	0.50
Israel	6,335,775	1.40
Japan	43,212,880	9.52
Mexico	12,445,836	2.74
Netherlands	6,501,490	1.43
Singapore	10,462,073	2.30
Spain	27,044,658	5.96
Switzerland	47,877,118	10.54
Taiwan	21,086,250	4.64
United Kingdom	48,511,975	10.68
United States(1)	46,793,936	10.30
	$454,094,289	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

FLEXIBLE CAPITAL FUND

INVESTMENT REVIEW BY DOUG RAO (UNAUDITED)

The Flexible Capital Fund posted a total return of +11.68% for the one-year fiscal period ended September 30, 2009.  That result significantly surpassed the  return of the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of -6.91%.  Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended September 30, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Flexible Capital Fund was able to navigate through some very challenging circumstances during the reporting period.  The Fund was aided by able stock selection in several sectors and a variety of geographic regions within those sectors (including emerging markets), which had a substantial, positive effect on overall performance.

The Fund’s Financials holdings posted an aggregate return of +10%, while the S&P 500 Index Financials sector declined -24%.  Several holdings stood out as having exceptionally-strong performance of +48% or more.  These positions included Countrywide Capital V, Capital Securities, 7.000%, Singapore-based real estate investment trust company CapitaRetail China Trust, and The Goldman Sachs Group, Inc.  These holdings tended to be purchased during a period in which the environment appeared to be the bleakest for financial stocks.  As a result, the Fund was able to participate in a powerful rally by the sector during the second half of the reporting period.

A number of the Fund’s energy-related holdings also posted notable investment results. Brazil-headquartered oil and natural gas exploration and production company OGX Petróleo e Gás Participações S.A. soared more than +300%.  Pride International, Inc., a US-based offshore drilling contractor, gained +73%.

Consumer-related positions also had a material, positive impact on performance results.  Sports apparel companies Li Ning Company Ltd. and lululemon athletica, inc. produced returns for the Fund of +85% and +61%, respectively.  Brazilian household and personal products company Hypermarcas S.A. (+76%) and supermarket company Whole Foods Market, Inc. (+115% prior to being sold) also augmented the Fund’s return.  Online jewelry retailer Blue Nile, Inc. and cable/satellite entertainment company Liberty Media LLC – Cl. A were also leading consumer positions.  (Blue Nile was sold from the Fund prior to September 30, 2009.)

The Fund’s stock selection in the Materials and Health Care sectors were further areas of strength.  Materials holdings were led by iron ore producer Fortescue Metals Group Ltd., which appreciated sharply prior to being sold from the Fund.  A position in Schering-Plough Corporation Convertible Pref., 6.000% aided performance results in the Health Care sector.

FLEXIBLE CAPITAL FUND

The Fund’s cash position was elevated early in the reporting period when equity markets in general were selling off sharply.   This posture helped the Fund’s performance, providing a measure of capital protection in a challenging equity market.  The Fund’s cash and cash equivalents position was reduced during the period and, as of September 30, 2009, represented approximately 3% of the Fund’s net assets.

Though the Fund’s overall performance was strong, there were a few areas of investment that struggled.  Although a number of the Fund’s Financials positions performed well, several Financials positions had a material, negative effect on performance results for the Fund.  For example, U.S. Bancorp, Oaktree Capital Group, LLC – Cl. A 144a, and Wells Fargo & Company posted double-digit negative returns.  (U.S. Bancorp and Oaktree were sold from the Fund during the period.)

Other individual positions posting sub-par returns included railroad operator Norfolk Southern Corporation. (-53% prior to being sold), media and entertainment company Live Nation, Inc. (-59%), and wind energy turbine manufacturer Vestas Wind Systems A/S (-60%).  All three positions were sold from the Fund prior to September 30, 2009.

The Flexible Capital Fund has tended to have a relatively high portfolio turnover level.  For the fiscal one-year period, the Fund’s portfolio turnover rate was 259%. This is attributable in part to the Fund’s investment style and its relatively small base of assets under management. A rapidly-changing macroeconomic environment (such as the environment experienced during the period covered in this report) also may contribute to a higher level of turnover for the Fund.  Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of September 30, 2009, the Fund’s primary economic sector allocations included Financials, Consumer Discretionary, Energy, and Information Technology.

Sincerely,

A. DOUGLAS RAO
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. The performance returns for the Flexible Capital Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced.  A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

FLEXIBLE CAPITAL FUND OVERVIEW

September 30, 2009 (Unaudited)

The Flexible Capital Fund invests primarily in equity securities and other investments that are selected primarily for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments.

TOTAL ANNUAL OPERATING EXPENSES* NET EXPENSES*†	1.73% 0.77%	NET ASSETS $31,330,965	NET ASSET VALUE PER SHARE $9.65

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	OGX PETRÓLEO E GÁS PARTICIPAÇÕES S.A.	5.13%
	HYPERMARCAS S.A.	3.45%
	COUNTRYWIDE CAPITAL V, CAPITAL SECURITIES, 7.000%	3.43%
	JPMORGAN CHASE & CO.	3.34%
	CROWN CASTLE INTERNATIONAL CORP.	3.19%

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

†
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Flexible Capital Fund’s average net assets until December 31, 2009. This fee waiver may be terminated at any time after December 31, 2009. The Adviser may recoup any waived amount from the Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	The performance returns for the Flexible Capital Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2)	This chart assumes an initial investment of $10,000 made on December 29, 2006 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Apparel, Accessories & Luxury Goods
Fuqi International, Inc.*	26,500	$775,920	2.47%
Li Ning Company Ltd.	133,000	410,152	1.31
lululemon athletica, inc.*	25,437	578,692	1.85
		1,764,764	5.63

Application Software
Adobe Systems, Inc.*	15,830	523,023	1.67
Kingdee International Software Group Company Ltd.	2,794,000	472,273	1.51
		995,296	3.18

Asset Management & Custody Banks
GP Investments Ltd.*	89,800	496,749	1.58

Automobile Manufacturers
Zenn Motor Company, Inc.*	38,560	185,120	0.59

Automotive Retail
Advance Auto Parts, Inc.	23,039	904,972	2.89
AutoNation, Inc.*	41,622	752,526	2.40
		1,657,498	5.29

Broadcasting
CBS Corporation - Cl. B	37,203	448,296	1.43

Cable & Satellite
Liberty Media LLC - Cl. A*	21,069	655,456	2.09

Communications Equipment
Juniper Networks, Inc.*	18,211	492,061	1.57
QUALCOMM, Inc.	9,530	428,660	1.37
		920,721	2.94

Computer Storage & Peripherals
Compellent Technologies, Inc.*	41,080	741,494	2.37

Consumer Finance
American Express Company	13,197	447,378	1.43

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	1,545	312,322	1.00

Diversified Banks
China Merchants Holdings (International) Co., Ltd.	198,500	442,588	1.41
Dah Sing Banking Group Ltd.*	504,400	650,835	2.08
HSBC Holdings PLC ADR	4,800	275,280	0.88
Wells Fargo & Company	32,617	919,147	2.93
		2,287,850	7.30

Diversified Chemicals
PPG Industries, Inc.	5,017	292,039	0.93

Drug Retail
CVS Caremark Corporation	16,763	599,110	1.91

Electronic Components
Byd Company Ltd. - Cl. H*	22,000	181,250	0.58

Health Care Equipment
Baxter International, Inc.	10,691	609,494	1.94

Homebuilding
Construtora Tenda S.A.*	194,400	587,062	1.87

Hotels, Resorts & Cruise Lines
Home Inns & Hotels Management, Inc. ADR*	11,100	331,335	1.06

Household Products
Hypermarcas S.A.*	55,200	1,080,880	3.45

Hypermarkets & Super Centers
BJ’s Wholesale Club, Inc.*	15,371	556,738	1.78

Independent Power Producers & Energy Traders
NRG Energy, Inc.*	12,542	353,559	1.13

Internet Software & Services
Google, Inc. - Cl. A*	516	255,859	0.82

Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	5,130	945,715	3.02

Office REITs
Ascendas India Trust	843,000	520,647	1.66

Oil & Gas Drilling
Pride International, Inc.*	25,587	778,868	2.49

Oil & Gas Equipment & Services
National Oilwell Varco, Inc.*	20,089	866,439	2.76
Oceaneering International, Inc.*	15,507	880,022	2.81
		1,746,461	5.57

Oil & Gas Exploration & Production
OGX Petróleo e Gás Participações S.A.	2,100	1,606,163	5.13

Other Diversified Financial Services
Bank of America Corporation	20,051	339,263	1.08
JPMorgan Chase & Co.	23,894	1,047,035	3.34
		1,386,298	4.42

Pharmaceuticals
Abbott Laboratories	12,280	607,492	1.94

Real Estate Operating Companies
BR Malls Participacoes S.A.*	82,900	977,992	3.12

Regional Banks
CVB Financial Corp.	67,357	511,240	1.63

Retail REITs
CapitaRetail China Trust	751,000	650,424	2.08

Specialty Chemicals
Novozymes A/S - Cl. B	3,326	313,015	1.00

Wireless Telecommunication Services
Crown Castle International Corp.*	31,910	1,000,698	3.19

TOTAL COMMON STOCKS
(Cost $21,521,433)		$26,805,283	85.55

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

	Number of Shares/ Par Value	Value	Percent of Net Assets
CORPORATE BONDS

Electric Utilities
Energy Future Holdings Corporation, 10.875%, 11/01/17	300,000	$226,500	0.72%

Investment Banking & Brokerage
Schwab Capital Trust I, 7.500%, 11/15/37	954,000	863,570	2.76

Wireless Telecommunication Services
Crown Castle International Corp., 9.000%, 01/15/15	200,000	209,500	0.67

TOTAL CORPORATE BONDS
(Cost $1,172,035)		1,299,570	4.15

PREFERRED STOCKS

Building Products
Duratex S.A. Pref.	17,900	283,413	0.91

Other Diversified Financial Services
Countrywide Capital V, Capital Securities, 7.000%	52,300	1,075,811	3.43

Pharmaceuticals
Schering-Plough Corporation, Convertible Pref., 6.000%	3,508	851,392	2.72

TOTAL PREFERRED STOCKS
(Cost $1,804,026)		2,210,616	7.06

SHORT-TERM INVESTMENTS

SSgA U.S. Government Money Market Fund, 0.000%	1,047,952	1,047,952	3.34

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,047,952)		1,047,952	3.34

TOTAL INVESTMENTS
(Cost $25,545,446)		31,363,421	100.10

Liabilities, Less Cash and Other Assets		(32,456)	(0.10)

NET ASSETS		$31,330,965	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Brazil	$5,032,259	16.04%
Canada	763,812	2.44
China	2,613,518	8.33
Denmark	313,015	1.00
Hong Kong	650,835	2.08
Singapore	1,171,071	3.73
United Kingdom	275,280	0.88
United States(1)	20,543,631	65.50
	$31,363,421	100.00%

(1) Includes short-term securities.

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY CORY GILCHRIST, TOM MARSICO AND JIM GENDELMAN (UNAUDITED)

The Marsico Global Fund posted a total return of -1.93% for the one-year fiscal period ended September 30, 2009.  The Fund’s return modestly underperformed the MSCI All Country World Index (MSCI ACWI Index), which we consider to be the Fund’s primary benchmark index and which had a total return of -0.11%.  The MSCI ACWI Index measures equity market performance in the global developed and emerging markets.  Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended September 30, 2009.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period.  Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time.  You should also keep in mind that our views on all investments discussed in this report are subject to change at any time.  References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today.  Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

There were several factors that contributed to the Global Fund’s modest underperformance for the one-year period ended September 30, 2009 (as compared with the MSCI ACWI Index).

The most significant detractor from performance results was stock selection in the Financials sector.  In aggregate, the Fund’s Financials holdings skidded -25%, while the MSCI ACWI Index Financials sector fell -6%.  A few of the Fund’s Financials holdings experienced sizable declines and had a material, adverse impact on performance, including U.S. Bancorp (-73% prior to being sold), Wells Fargo & Compnay (-62%), and Credit Suisse Group AG (-62% prior to being sold).  Financials was the weakest-performing sector of the benchmark index by a considerable degree.  The Fund’s investment results were further impaired as a result of our decision to have a substantially overweighted allocation, on average, to the Financials sector.

The Fund’s positioning in the Health Care sector was off the mark in two respects.  First, the Fund had relatively little exposure to the sector during the period.  This presented an opportunity cost for the Fund, as the Health Care sector (often considered to be a “defensive” area of investment in times of general economic and equity market turmoil) fared better than many other sectors of the benchmark index during the market’s decline.  Second, the Fund’s stock selection within the sector was disappointing.  Pharmaceuticals, Biotechnology & Life Sciences holdings Genzyme Corporation, Roche Holding AG, and Perrigo Company each declined more than -20% prior to being sold from the Fund.  Lonza Group AG, which represented a core position in the Fund, dipped -11%.

Several individual holdings also had a material, negative effect on the Fund’s fiscal year results.  Consumer Staples companies Heineken Holding N.V. and Costco Wholesale Corporation posted disappointing returns and were sold from the Fund.  Industrials positions Lockheed Martin Corporation and Energy Conversion Devices, Inc., a solar renewable energy company, also declined sharply prior to being sold.

On the positive side of the ledger, the Fund’s Information Technology positions – led by Apple, Inc. (+61%), QUALCOMM, Inc. (+54%), and Citrix Systems, Inc. (+114%) – buoyed the Fund’s performance.  On average, the Fund had an overweighted allocation to the Information Technology sector.  This aided performance results, as Information Technology was one of the strongest-performing sectors of the benchmark index.

GLOBAL FUND

A number of holdings in the Consumer Discretionary and Energy sectors also featured relatively strong stock price gains.  Consumer Discretionary positions were led by Brazilian homebuilder Gafisa S.A. ADR (+99%), German auto manufacturer Volkswagen A.G. – Pref. (+138%), and athletic apparel company lululemon athletica inc. (+60%).  Strong-performing Energy holdings included Brazil-based Petroleo Brasileiro S.A. ADR and contract drilling company Pride International, Inc.

Other Fund holdings posting sizeable gains included beverage company Anheuser-Busch InBev N.V. (+86%), banking positions Standard Chartered PLC (+83%) and India-headquartered ICICI Bank Ltd. Spon. ADR (+113%), and metals/mining company BHP Billiton PLC (+65%).

The Fund’s cash position was elevated early in the reporting period when equity markets in general were selling off sharply. This posture helped the Fund’s performance, providing a measure of capital protection in a challenging equity market. The Fund’s cash and cash equivalents position was reduced during the period and, as of September 30, 2009, represented approximately 3% of the Fund’s net assets.

On average, the Fund had more exposure to securities economically tied to the US than did the MSCI ACWI Index during the one-year period.  This positioning generally hurt the Fund as the US dollar initially rallied but subsequently declined relative to most other world currencies such as the Japanese yen and Australian dollar.

The Global Fund over its relatively short history has tended to have a fairly high portfolio turnover level. For the fiscal one-year period ended September 30, 2009, the Fund’s portfolio turnover rate was 185%. A rapidly-changing macroeconomic environment (such as the environment experienced during the period covered in this report) may contribute to a higher level of turnover for the Fund.  Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

Fiscal Period-End Investment Posture

As of September 30, 2009, the Fund’s primary economic sector allocations were in the following areas:  Financials, Information Technology, Consumer Discretionary, and Industrials.  The Fund’s most significant country allocations were the US, Brazil, Switzerland, and the United Kingdom.  As of period-end, the Fund had approximately 26% of its net assets invested in companies domiciled in emerging markets including Brazil, China, and India. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

CORYDON J. GILCHRIST, CFA
THOMAS F. MARSICO
JAMES G. GENDELMAN
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions.  For the period prior to December 31, 2008 and from April through May 2009, the performance returns for the Global Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced.  For the one-month period June 2009, performance returns for the Global Fund would have been higher but for reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.  Please see the Prospectus for more information.

 GLOBAL FUND OVERVIEW

September 30, 2009 (Unaudited)

The Global Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund invests in the securities of companies of any size that are economically tied to any countries or markets throughout the world, including the securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the U.S. or doing business outside the U.S. (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the U.S., that encompass not less than three different countries overall. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* NET EXPENSES*†	1.52% 1.63%	NET ASSETS $109,148,720	NET ASSET VALUE PER SHARE $8.59

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	JPMORGAN CHASE & CO.	5.25%
	WELLS FARGO & COMPANY	3.98%
	STANDARD CHARTERED PLC	3.95%
	ITAÚ UNIBANCO HOLDING S.A. ADR	3.49%
	ICICI BANK LTD. SPON. ADR	3.13%

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2009 and may differ from the expense ratios disclosed in this report.

†
The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Global Fund’s average net assets until December 31, 2009. Prior to January 1, 2009, the Adviser’s expense limitation agreement relating to the Global Fund limited total expenses to 0.75% of average net assets. The Net Expenses for the Global Fund reflect the current expense limitation agreement that became effective January 1, 2009. This fee waiver may be terminated at any time after December 31, 2009. The Adviser may recoup any waived amount from the Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the Global Fund (for the period prior to December 31, 2008 and from April through May 2009) reflect a fee waiver in effect; in absence of such a waiver, the returns would be reduced. For the one-month period June 2009, performance returns for the Global Fund would have been higher but for reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on June 29, 2007 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s equity investments in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2009

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS

Aerospace & Defense
Precision Castparts Corp.	15,885	$1,618,205	1.48%

Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	53,363	1,214,008	1.11
Polo Ralph Lauren Corporation	23,281	1,783,790	1.64
		2,997,798	2.75

Application Software
Adobe Systems, Inc.*	72,769	2,404,288	2.20
Citrix Systems, Inc.*	39,564	1,552,096	1.42
SolarWinds, Inc.*	24,539	540,594	0.50
		4,496,978	4.12

Biotechnology
Celgene Corporation*	24,213	1,353,507	1.24
Gilead Sciences, Inc.*	13,851	645,179	0.59
		1,998,686	1.83

Brewers
Anheuser-Busch InBev N.V.	46,128	2,106,380	1.93

Communications Equipment
Juniper Networks, Inc.*	40,704	1,099,822	1.01
QUALCOMM, Inc.	57,975	2,607,716	2.39
		3,707,538	3.40

Computer Hardware
Apple, Inc.*	16,337	3,028,390	2.77

Computer Storage & Peripherals
Compellent Technologies, Inc.*	27,677	499,570	0.46

Construction & Engineering
AECOM Technology Corporation*	14,996	406,991	0.37

Construction Materials
China Resources Cement Holdings Ltd.*†	1,126,000	566,629	0.52

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	9,451	1,910,520	1.75

Department Stores
Lojas Renner S.A.	79,627	1,396,034	1.28

Distributors
Li & Fung Ltd.	498,000	2,043,393	1.87

Diversified Banks
ICICI Bank Ltd. Spon. ADR	88,698	3,420,195	3.13
Industrial and Commercial Bank of China Ltd. - Cl. H	3,473,000	2,612,575	2.40
Itaú Unibanco Holding S.A. ADR	189,220	3,812,783	3.49
Standard Chartered PLC	175,300	4,313,483	3.95
Wells Fargo & Company	154,121	4,343,130	3.98
		18,502,166	16.95

Diversified Metals & Mining
BHP Billiton PLC	100,308	2,738,050	2.51

Diversified Real Estate Activities
Hang Lung Properties Ltd.	593,000	2,192,173	2.01

Diversified Support Services
Ritchie Bros. Auctioneers, Inc.	25,644	629,304	0.58

Fertilizers & Agricultural Chemicals
Monsanto Company	11,666	902,948	0.83

Health Care Equipment
Intuitive Surgical, Inc.*	11,530	3,023,743	2.77

Heavy Electrical Equipment
ABB Ltd.	144,527	2,900,860	2.66
Vestas Wind Systems A/S*	37,949	2,743,387	2.51
		5,644,247	5.17

Homebuilding
Construtora Tenda S.A.*	567,300	1,713,172	1.57
Cyrela Brazil Realty S.A.	163,969	2,133,374	1.95
Gafisa S.A. ADR	76,110	2,310,699	2.12
		6,157,245	5.64

Household Products
Hypermarcas S.A.*	32,400	634,430	0.58

Industrial Gases
Praxair, Inc.	15,315	1,251,082	1.14
Yingde Gases Group Company*†	69,500	62,774	0.06
		1,313,856	1.20

Integrated Oil & Gas
Petroleo Brasileiro S.A. ADR	72,551	3,330,091	3.05

Internet Software & Services
Baidu, Inc. Spon. ADR*	5,601	2,190,271	2.01
Google, Inc. - Cl. A*	4,098	2,031,993	1.86
OpenTable, Inc.*	2,317	63,857	0.06
		4,286,121	3.93

Investment Banking & Brokerage
The Goldman Sachs Group, Inc.	11,932	2,199,664	2.02

Life Sciences Tools & Services
Lonza Group AG*	18,484	2,015,528	1.85

Marine
Kuehne + Nagel International AG	8,163	709,329	0.65

Marine Ports & Services
China Merchants Holdings (International) Co., Ltd.	208,000	692,434	0.63

Movies & Entertainment
The Walt Disney Company	83,195	2,284,535	2.09

*	Non-income producing.

†
The security is valued at its fair value as determined in good faith by the Adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)

Oil & Gas Drilling
Pride International, Inc.*	55,007	$1,674,413	1.53%

Oil & Gas Equipment & Services
National Oilwell Varco, Inc.*	32,470	1,400,431	1.28

Oil & Gas Exploration & Production
OGX Petróleo e Gás Participações S.A.	2,200	1,682,647	1.54

Other Diversified Financial Services
Bank of America Corporation	92,281	1,561,394	1.43
JPMorgan Chase & Co.	130,658	5,725,434	5.25
		7,286,828	6.68

Packaged Foods & Meats
Nestlé S.A.	46,698	1,989,949	1.82

Real Estate Operating Companies
BR Malls Participacoes S.A.*	138,500	1,633,919	1.50

Restaurants
Chipotle Mexican Grill, Inc. - Cl. A*	4,117	399,555	0.37

Retail REITs
Colony Financial, Inc.*	18,412	359,955	0.33

Wireless Telecommunication Services
Crown Castle International Corp.*	47,214	1,480,631	1.36
NII Holdings, Inc.*	59,333	1,778,803	1.63
		3,259,434	2.99

TOTAL COMMON STOCKS
(Cost $75,609,116)		$103,720,107	95.03

PREFERRED STOCKS

Automobile Manufacturers
Volkswagen A.G. Pref.	9,718	$1,131,835	1.04%

General Merchandise Stores
Lojas Americans S.A. Pref.	127,900	863,448	0.79

TOTAL PREFERRED STOCKS
(Cost $1,296,182)		1,995,283	1.83

SHORT-TERM INVESTMENT
SSgA U.S. Government Money Market Fund, 0.000%	3,355,259	3,355,259	3.07%

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,355,259)		3,355,259	3.07

TOTAL INVESTMENTS
(Cost $80,260,557)		109,070,649	99.93

Cash and Other Assets, Less Liabilities		78,071	0.07

NET ASSETS		$109,148,720	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Belgium	$2,106,380	1.93%
Brazil	19,510,597	17.89
Canada	1,843,312	1.69
China	4,865,620	4.46
Denmark	2,743,387	2.51
Germany	1,131,835	1.04
Hong Kong	5,494,629	5.04
India	3,420,195	3.14
Switzerland	7,615,666	6.98
United Kingdom	7,051,533	6.46
United States(1)	53,287,495	48.86
	$109,070,649	100.00%

(1) Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

 FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2009

	MARSICO FOCUS FUND	MARSICO GROWTH FUND

(Amounts in thousands)

ASSETS
Investments, at value (cost $1,622,073, $931,191, $675,099, $367,941, $25,545 and $80,261, respectively)	$2,034,601	$1,181,523
Foreign currency (cost $0, $0, $0, $80, $24, and, $0, respectively)	—	—
Receivable for investments sold	30,410	24,320
Receivable for capital stock sold	1,395	531
Interest and dividends receivable	1,829	953
Due from adviser	—	—
Prepaid expenses and other assets	732	389
Total Assets	2,068,967	1,207,716

LIABILITIES
Payable for investments purchased	30,123	10,824
Payable for capital stock redeemed	34,675	1,802
Accrued investment advisory fee	1,408	829
Accrued transfer agent fees and expenses	244	178
Accrued trustees’ fees	635	332
Accrued printing expenses	219	127
Accrued distribution fee	196	295
Accrued expenses and other liabilities	426	98
Total Liabilities	67,926	14,485

NET ASSETS	$2,001,041	$1,193,231

NET ASSETS CONSIST OF
Paid-in-capital	$2,145,724	$1,331,644
Accumulated net investment income (loss)	2,892	4,597
Accumulated net realized loss on investments, written option contracts and foreign currency transactions	(560,087)	(393,342)
Net unrealized appreciation on investments and foreign currency translations	412,512	250,332
NET ASSETS	$2,001,041	$1,193,231

SHARES OUTSTANDING, $0.001 par value
(Unlimited shares authorized)	139,168	77,884

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$14.38	$15.32

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND	MARSICO GLOBAL FUND

$913,992	$454,094	$31,363	$109,071
—	80	24	—
9,072	6,610	—	667
168	235	—	59
1,263	1,401	60	184
—	—	28	—
425	316	338	210
924,920	462,736	31,813	110,191

—	10,273	125	636
1,695	645	—	42
635	311	—	72
144	73	3	8
380	292	332	196
102	38	2	10
197	100	9	50
91	78	11	28
3,244	11,810	482	1,042

$921,676	$450,926	$31,331	$109,149

$1,579,785	$599,951	$30,424	$127,426
(520)	1,392	242	323
(896,487)	(236,563)	(5,173)	(47,429)
238,898	86,146	5,838	28,829
$921,676	$450,926	$31,331	$109,149

79,755	38,009	3,245	12,708

$11.56	$11.86	$9.65	$8.59

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED September 30, 2009

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

INVESTMENT INCOME
Interest	$839	$223
Dividends (net of $20, $97, $246, $738, $2, and $90 of non-reclaimable foreign withholding taxes)	33,995	20,938
Miscellaneous income	—	—

Total Investment Income	34,834	21,161

EXPENSES
Investment advisory fees	18,727	10,468
Distribution fees	5,508	3,079
Transfer agent fees and expenses	2,776	1,479
Printing and postage expenses	695	240
Custody and fund accounting fees	270	200
Fund administration fees	257	209
Trustees’ fees and expenses	203 (1)	103 (1)
Miscellaneous	174	107
Professional fees	158	99
Federal and state registration fees	118	68
Total Expenses	28,886	16,052

Recovery of previously waived expenses	—	—
Less waiver of expenses and expenses paid indirectly	(3)	(3)

Net Expenses	28,883	16,049

NET INVESTMENT INCOME	5,951	5,112

REALIZED AND UNREALIZED GAIN/LOSS
Net realized loss on investments	(494,446)	(232,123)
Net realized loss on written option contracts	(573)	(333)
Net realized gain (loss) on foreign currency transactions	265	(3,386)
Change in unrealized appreciation/depreciation on investments and foreign currency translations	52,697	(60,958)

Net Gain (Loss) on Investments	(442,057)	(296,800)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(436,106)	$(291,688)

(1)
Amounts include trustees’ fees and expenses and the mark to market unrealized appreciation/depreciation during the period for shares held in the Trustees’ Deferred Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Appreciation (Depreciation)*
Focus Fund	$202,617	$87
Growth Fund	106,475	(3,657)
21st Century Fund	93,545	8,221
International Opportunities Fund	33,092	22,366
Flexible Capital Fund	997	60,415
Global Fund	7,412	32,398

* Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND	MARSICO GLOBAL FUND

$344	$76	$84	$18
14,179	7,774	222	1,635
31	26	—	—

14,554	7,876	306	1,653

8,658	3,290	119	733
2,547	968	35	216
1,579	608	30	84
300	110	2	24
247	421	80	120
198	174	49	90
102 (1)	55 (1)	61 (1)	40 (1)
123	38	3	11
90	29	2	10
79	54	15	31
13,923	5,747	396	1,359

—	—	—	8
(1)	—	(291)	(161)

13,922	5,747	105	1,206

632	2,129	201	447

(631,997)	(145,120)	(2,351)	(29,833)
—	—	—	—
(6,258)	(28,332)	(87)	(2,001)
291,278	124,337	5,768	34,202

(346,977)	(49,115)	3,330	2,368

$(346,345)	$(46,986)	$3,531	$2,815

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/09	Year Ended 9/30/08

OPERATIONS:
Net investment income	$5,951	$18,084	$5,112	$9,333
Net realized gain (loss) on investments	(494,446)	42,492	(232,123)	(150,107)
Net realized loss on written option contracts	(573)	—	(333)	—
Net realized gain (loss) on foreign currency transactions	265	1,701	(3,386)	(1,278)
Change in unrealized appreciation/depreciation on investments and foreign currency translations	52,697	(1,147,336)	(60,958)	(616,090)

Net increase (decrease) in net assets resulting from operations	(436,106)	(1,085,059)	(291,688)	(758,142)

DISTRIBUTIONS:
Net investment income	(18,239)	—	(9,299)	—
Tax return of capital	—	—	—	—
Net realized gains	(2,822)	(416,043)	(634)	(97,785)

Total distributions	(21,061)	(416,043)	(9,933)	(97,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	588,756	1,108,792	283,460	694,634
Proceeds from reinvestment of distributions	20,657	407,742	9,571	92,101
Redemption fees	41	51	111	125
Redemption of shares	(1,582,059)	(1,636,332)	(895,861)	(921,266)

Net increase (decrease) from capital share transactions	(972,605)	(119,747)	(602,719)	(134,406)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,429,772)	(1,620,849)	(904,340)	(990,333)

NET ASSETS:
Beginning of period	3,430,813	5,051,662	2,097,571	3,087,904

End of period	$2,001,041	$3,430,813	$1,193,231	$2,097,571

Accumulated net investment income (loss)	$2,892	$15,432	$4,597	$8,790

TRANSACTIONS IN SHARES:
Shares sold	49,096	59,309	22,391	33,382
Shares issued in reinvestment of distributions	1,808	20,326	782	4,123
Shares redeemed	(134,063)	(89,520)	(70,685)	(45,970)

NET INCREASE (DECREASE)	(83,159)	(9,885)	(47,512)	(8,465)

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/09	Year Ended 9/30/08

$632	$1,830	$2,129	$7,982	$201	$226	$447	$701
(631,997)	(260,968)	(145,120)	(82,082)	(2,351)	(2,633)	(29,833)	(15,861)
—	—	—	—	—	—	—	—
(6,258)	13,996	(28,332)	28,951	(87)	477	(2,001)	686
291,278	(465,584)	124,337	(230,787)	5,768	(1,764)	34,202	(8,458)

(346,345)	(710,726)	(46,986)	(275,936)	3,531	(3,694)	2,815	(22,932)

(2,148)	—	(6,419)	(7,301)	(116)	(633)	(734)	(236)
(2,082)	—	—	—	—	—	—	—
—	(109,030)	—	(88,835)	—	(805)	—	(763)

(4,230)	(109,030)	(6,419)	(96,136)	(116)	(1,438)	(734)	(999)

192,918	1,038,877	120,047	357,381	16,961	6,769	82,507	115,046
4,133	105,830	6,241	92,902	114	1,420	728	987
86	172	43	96	—	5	7	33
(778,321)	(938,814)	(219,603)	(302,777)	(3,620)	(13,342)	(58,717)	(41,069)

(581,184)	206,065	(93,272)	147,602	13,455	(5,148)	24,525	74,997

(931,759)	(613,691)	(146,677)	(224,470)	16,870	(10,280)	26,606	51,066

1,853,435	2,467,126	597,603	822,073	14,461	24,741	82,543	31,477

$921,676	$1,853,435	$450,926	$597,603	$31,331	$14,461	$109,149	$82,543

$(520)	$570	$1,392	$5,708	$242	$129	$323	$584

20,568	63,308	13,281	21,256	2,102	633	12,114	10,358
455	6,051	754	5,225	17	133	114	84
(85,404)	(61,724)	(24,733)	(18,683)	(528)	(1,297)	(8,822)	(3,888)

(64,381)	7,635	(10,698)	7,798	1,591	(531)	3,406	6,554

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO FOCUS FUND

For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05

Net Asset Value, Beginning of Period	$15.43	$21.75	$18.19	$17.45	$14.83

Income from Investment Operations:
Net investment income (loss)	0.04	0.08	(0.04)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.99)	(4.60)	4.09	0.76	2.65

Total from investment operations	(0.95)	(4.52)	4.05	0.74	2.62

Distributions & Other:
Net investment income	(0.09)	—	(0.02)	—	—
Tax return of capital	—	—	—	—	—
Net realized gains	(0.01)	(1.80)	(0.47)	—	—
Redemption fees [See Note 2(h)]	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	(0.10)	(1.80)	(0.49)	—	—

Net Asset Value, End of Period	$14.38	$15.43	$21.75	$18.19	$17.45

Total Return	(5.98)%	(22.69)%	22.65%	4.24%	17.67%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$2,001,041	$3,430,813	$5,051,662	$4,616,455	$3,740,191

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.31%	1.21%	1.23%	1.24%	1.25%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.27%	0.41%	(0.20)%	(0.13)%	(0.18)%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.31%	1.21%	1.23%	1.24%	1.25%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.27%	0.41%	(0.21)%	(0.15)%	(0.21)%

Portfolio turnover rate	90%	78%	69%	80%	84%
(1)	Less than $0.01.
(2)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND					MARSICO 21st CENTURY FUND

Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/05	Year Ended 9/30/09		Year Ended 9/30/08		Year Ended 9/30/07		Year Ended 9/30/06		Year Ended 9/30/05

$16.73	$23.07	$18.61	$18.09	$15.95	$12.86		$18.07		$13.89		$12.07		$10.20

0.07	0.07	(0.05)	(0.04)	(0.02)	—	(1)	0.01		0.05		0.02		(0.01)
(1.38)	(5.69)	4.51	0.56	2.16	(1.27)		(4.48)		4.26		1.80		1.88

(1.31)	(5.62)	4.46	0.52	2.14	(1.27)		(4.47)		4.31		1.82		1.87

(0.09)	—	—	—	—	(0.01)		—		(0.13)		—	(1)	—
—	—	—	—	—	(0.02)		—		—		—		—
(0.01)	(0.72)	—	—	—	—		(0.74)		—	(1)	—		—
— (1)	— (1)	— (1)	— (1)	— (1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

(0.10)	(0.72)	—	—	—	(0.03)		(0.74)		(0.13)		—		—

$15.32	$16.73	$23.07	$18.61	$18.09	$11.56		$12.86		$18.07		$13.89		$12.07

(7.74)%	(25.14)%	23.97%	2.87%	13.42%	(9.79)%		(25.83)%		31.25%		15.10%		18.33%

$1,193,231	$2,097,571	$3,087,904	$2,550,641	$2,125,668	$921,676		$1,853,435		$2,467,126		$871,459		$379,328

1.30%	1.24%	1.24%	1.26%	1.26%	1.37%		1.29%		1.31%		1.33%		1.39%

0.42%	0.33%	(0.25)%	(0.26)%	(0.14)%	0.06%		0.07%		0.43%		0.20%		(0.19)%

1.30%	1.24%	1.24%	1.26%	1.26%	1.37%		1.29%		1.31%		1.33%		1.36%

0.41%	0.33%	(0.25)%	(0.27)%	(0.16)%	0.06%		0.07%		0.43%		0.20%		(0.22)%

77%	72%	53%	59%	73%	135	%(2)	143	%(2)	105	%(2)	136	%(2)	175	%(2)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO INTERNATIONAL OPPORTUNITIES FUND

For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/09		Year Ended 9/30/08		Year Ended 9/30/07		Year Ended 9/30/06		Year Ended 9/30/05

Net Asset Value, Beginning of Period	$12.27		$20.10		$15.81		$13.00		$10.63

Income from Investment Operations:
Net investment income (loss)	0.06		0.16		0.16		0.04		0.12
Net realized and unrealized gains (losses) on investments	(0.33)		(5.66)		4.81		2.87		2.25

Total from investment operations	(0.27)		(5.50)		4.97		2.91		2.37

Distributions & Other:
Net investment income	(0.14)		(0.18)		(0.03)		(0.10)		—
Net realized gains	—		(2.15)		(0.65)		—		—
Redemption fees [See Note 2(h)]	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

Total distributions and other	(0.14)		(2.33)		(0.68)		(0.10)		—

Net Asset Value, End of Period	$11.86		$12.27		$20.10		$15.81		$13.00

Total Return	(1.68)%		(30.95)%		32.42%		22.46%		22.30%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$450,926		$597,603		$822,073		$571,684		$262,522

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.48%		1.35%		1.37%		1.44%		1.60%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.54%		1.00%		0.92%		0.33%		1.19%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.48%		1.35%		1.37%		1.41%		1.49%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.54%		1.00%		0.92%		0.36%		1.30%

Portfolio turnover rate	108	%(4)	115	%(4)	125	%(4)	101	%(4)	156	%(4)

* Commencement of operations.

(1) Less than $0.01.

(2) Not annualized.

(3) Annualized.

(4) Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO FLEXIBLE CAPITAL FUND						MARSICO GLOBAL FUND

Year Ended 9/30/09		Year Ended 9/30/08		12/29/2006* to 9/30/07		Year Ended 9/30/09		Year Ended 9/30/08		6/29/2007* to 9/30/07

$8.74		$11.32		$10.00		$8.87		$11.46		$10.00

0.06		0.14		0.22		0.04		0.08		0.02
0.93		(1.93)		1.10		(0.24)		(2.46)		1.44

0.99		(1.79)		1.32		(0.20)		(2.38)		1.46

(0.08)		(0.35)		—		(0.08)		(0.05)		—
—		(0.44)		—		—		(0.17)		—
—	(1)	—	(1)	—	(1)	—	(1)	0.01		—	(1)

(0.08)		(0.79)		—		(0.08)		(0.21)		—

$9.65		$8.74		$11.32		$8.59		$8.87		$11.46

11.68%		(17.10)%		13.20	%(2)	(1.93)%		(21.13)%		14.60	%(2)

$31,331		$14,461		$24,741		$109,149		$82,543		$31,477

0.75%		0.75%		1.22	%(3)	1.40%		0.75%		0.75	%(3)

1.44%		1.15%		2.62	%(3)	0.52%		0.88%		1.06	%(3)

2.84%		1.71%		2.47	%(3)	1.58%		1.49%		4.48	%(3)

(0.65)%		0.19%		1.37	%(3)	0.34%		0.14%		(2.67	)%(3)

259	%(4)	207	%(4)	237	%(2)(4)	185	%(4)	201	%(4)	56	%(2)(4)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2009

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund and the Flexible Capital Fund are non-diversified funds and the Growth Fund, the 21st Century Fund, the International Opportunities Fund, and the Global Fund are diversified funds. The Focus and Growth Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, the Flexible Capital Fund commenced operations on December 29, 2006, and the Global Fund commenced operations on June 29, 2007. Affiliates of Marsico Capital Management, LLC (the “Adviser”) hold approximately 66% of the Flexible Capital Fund’s outstanding shares as of September 30, 2009.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)
Investment Valuation—A security traded on a recognized stock exchange is valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Funds’ Board of Trustees and subject to review and determination of the appropriate price by the Adviser. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related U.S.- traded securities, as represented by, for example, the S&P 500 Index.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements and Disclosures” (the “Fair Value Statement”) effective for fiscal years beginning after November 15, 2007. The Fair Value Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Trust adopted the Fair Value Statement as of the beginning of its fiscal year on October 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of September 30, 2009:

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Common Stocks
Consumer Discretionary	$124,618,466	$29,822,008	$—	$154,440,474
Energy	201,213,547	—	—	201,213,547
Financials	511,994,620	—	—	511,994,620
Health Care	145,886,256	—	—	145,886,256
Industrials	168,319,282	—	—	168,319,282
Information Technology	635,075,715	—	—	635,075,715
Materials	145,497,157	—	—	145,497,157
Short-Term Investments	72,173,699	—	—	72,173,699
				$2,034,600,750

Marsico Growth Fund
Common Stocks
Consumer Discretionary	144,203,610	—	—	144,203,610
Energy	98,653,855	—	—	98,653,855
Financials	238,077,638	—	—	238,077,638
Health Care	62,038,448	—	—	62,038,448
Industrials	106,946,546	—	—	106,946,546
Information Technology	334,941,565	—	—	334,941,565
Materials	142,002,865	694,125	—	142,696,990
Telecommunication Services	10,489,315	—	—	10,489,315
Utilities	6,217,417	—	—	6,217,417
Preferred Stocks	8,394,670	—	—	8,394,670
Short-Term Investments	28,862,848	—	—	28,862,848
				$1,181,522,902

Marsico 21st Century Fund
Common Stocks
Consumer Discretionary	146,681,754	—	—	146,681,754
Consumer Staples	18,078,072	—	—	18,078,072
Energy	68,692,383	—	—	68,692,383
Financials	303,791,851	—	—	303,791,851
Health Care	67,716,629	—	—	67,716,629
Industrials	54,561,408	—	—	54,561,408
Information Technology	162,318,732	—	—	162,318,732
Materials	25,150,326	—	—	25,150,326
Telecommunication Services	39,882,864	—	—	39,882,864
Preferred Stocks	4,859,741	—	—	4,859,741
Short-Term Investments	22,257,965	—	—	22,257,965
				$913,991,725

Marsico International Opportunities Fund
Common Stocks
Consumer Discretionary	38,446,974	—	—	38,446,974
Consumer Staples	30,944,688	—	—	30,944,688
Energy	47,082,663	—	—	47,082,663
Financials	114,152,731	—	—	114,152,731
Health Care	31,974,198	—	—	31,974,198
Industrials	63,533,902	—	—	63,533,902
Information Technology	47,646,498	—	—	47,646,498
Materials	33,075,695	—	—	33,075,695
Telecommunication Services	23,684,650	—	—	23,684,650
Rights	186,627	—	—	186,627
Short-Term Investments	23,365,663	—	—	23,365,663
				$454,094,289

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (continued)

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Flexible Capital Fund
Common Stocks
Consumer Discretionary	$5,629,531	$—	$—	$5,629,531
Consumer Staples	2,236,728	—	—	2,236,728
Energy	4,131,492	—	—	4,131,492
Financials	8,224,293	—	—	8,224,293
Health Care	1,216,986	—	—	1,216,986
Information Technology	3,406,942	—	—	3,406,942
Materials	605,054	—	—	605,054
Telecommunication Services	1,000,698	—	—	1,000,698
Utilities	353,559	—	—	353,559
Corporate Bonds	—	1,299,570	—	1,299,570
Preferred Stocks	2,210,616	—	—	2,210,616
Short-Term Investments	1,047,952	—	—	1,047,952
				$31,363,421

Marsico Global Fund
Common Stocks
Consumer Discretionary	15,278,560	—	—	15,278,560
Consumer Staples	4,730,759	—	—	4,730,759
Energy	8,087,582	—	—	8,087,582
Financials	32,174,705	—	—	32,174,705
Health Care	7,037,957	—	—	7,037,957
Industrials	9,700,510	—	—	9,700,510
Information Technology	17,929,117	—	—	17,929,117
Materials	4,892,080	629,403	—	5,521,483
Telecommunication Services	3,259,434	—	—	3,259,434
Preferred Stocks	1,995,283	—	—	1,995,283
Short-Term Investments	3,355,259	—	—	3,355,259
				$109,070,649

(b)
Expenses—The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and in some cases allocated based on other factors. The Funds’ expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions were paid to certain brokers which reduced certain transfer agent fees and expenses in the amount of $1,039 and $1,889 for the Focus Fund and Growth Fund, respectively, for the year ended September 30, 2009. The Funds also received earnings credits on certain cash account balances which reduced transfer agent fees and expenses in the amount of $2,261, $1,264, $1,045, $397, $14, and $88 for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund and Global Fund, respectively, for the year ended September 30, 2009. Brokerage commission credits and earnings credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)
Federal Income Taxes—Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes.  Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)
Distributions to Shareholders—Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, net investment losses and investments in partnerships and REITs.

NOTES TO FINANCIAL STATEMENTS

(e)
Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. Values of securities denominated in foreign currencies are translated into U.S. dollars at 4:00 p.m. ET. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

(f)
Derivative Instruments — In March 2008, the FASB issued “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”).  The Derivatives Statement is effective for interim and annual periods beginning after November 15, 2008. The Derivatives Statement requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds adopted the Derivatives Statement in the current reporting period.

The Funds may enter into futures contracts and options on securities, financial indexes and foreign currencies, options on futures, forward contracts, interest rate swaps, credit default swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.  The Funds do not hold any derivative or hedging positions as of September 30, 2009 and the limited use of derivatives by the Funds during the fiscal year was related to written equity put options.  The effect of the use of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2009 was a net realized loss of $573,200 and $333,082 for the Focus Fund and Growth Fund, respectively.

Forward Currency Contracts — The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds’ custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (continued)

Futures Contracts — Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Options Contracts — The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and U.S. and foreign securities that are traded on a securities exchange or an over-the-counter market. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written option contracts for the year ended September 30, 2009 were as follows:

	Focus Fund		Growth Fund
Put Options	Number of Equity Contracts	Premium Amount	Number of Equity Contracts	Premium Amount
Options outstanding at September 30, 2008	—	$—	—	$—
Options written	3,770	2,264,136	2,230	1,339,264
Options closed	(3,770)	(2,264,136)	(2,230)	(1,339,264)

Options outstanding at September 30, 2009	—	$—	—	$—

(g)
Trustees’ Deferred Fee Plan— Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees to defer the receipt of all or a portion of their compensation received from the Funds. Any deferred fees are credited to accounts established on behalf of the Trustees into the Funds as directed by each Trustee. The amounts credited to these accounts increase or decrease in accordance with the performance of the Funds selected by the Trustees. The market value of the deferred account balances as of September 30, 2009 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets,” and a liability account, “Accrued trustees’ fees.” Additionally, the fluctuation of the account balances due to the Funds’ performance is recorded by the Funds as unrealized appreciation/(depreciation) which is shown as part of “Net unrealized appreciation on investments and foreign currency translations” on the Statements of Assets and Liabilities and as compensation expense which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the Trustees for the year ended September 30, 2009 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts credited to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation/depreciation of Fund shares held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

NOTES TO FINANCIAL STATEMENTS

(h)
Redemption Fee—A 2.00% redemption fee is retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on certain redemptions or exchanges of shares held 30 days or less from their purchase date. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended September 30, 2009, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund received $41,473, $111,190, $86,223, $43,170, $328, and $6,569, respectively, in redemption fees.

(i)
Other—Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

(j)
Indemnifications—In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of these agreements, the Adviser is compensated for managing the Focus Fund and the Growth Fund at the rate of 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund; and at a rate of 0.85% of the average daily net assets of the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the average net assets of the Focus Fund, the International Opportunities Fund and the Global Fund, 1.50% of the average net assets of the Growth Fund and the 21st Century Fund, and 0.75% of the average net assets of the Flexible Capital Fund until December 31, 2009. This expense limitation and fee waiver agreement is voluntary and may be terminated at any time after December 31, 2009. Prior to January 1, 2009, the Adviser’s voluntary expense limitation agreement relating to the Global Fund limited total expenses of the Global Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Global Fund’s average net assets.

The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed current expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of September 30, 2009, reimbursements that may potentially be made by the Flexible Capital Fund to the Adviser are $707,126, which expire between 2010 and 2012.

The Adviser waived fees and reimbursed the Global Fund in the total amount of $944,636 for Fund expenses attributable to the period from the Fund’s inception on June 29, 2007 through December 31, 2008.  During that period, Global Fund expenses were limited to an annual rate of 0.75% of average net assets.  The Adviser has elected not to seek recoupment from the Global Fund in the future for fees waived or expenses reimbursed during that period.  The Adviser has returned to the Global Fund $31,527 representing all recoupments received from the Fund for any fee waivers or expense reimbursements made by the Adviser before January 1, 2009.

For the period from January 1, 2009 through September 30, 2009, during which Global Fund expenses were limited to an annual rate of 1.60% of average net assets, $7,586 in fees was waived by the Adviser and subsequently recouped.  As of September 30, 2009, there are $0 in recoupments remaining that the Adviser may receive from the Global Fund for any waivers of fees or reimbursement of Fund expenses by the Adviser during this period.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2009 (continued)

4.	Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets. The Adviser may, out of its own resources and at its sole discretion, make certain payments on behalf of the Plan for expenses incurred by a Fund for distribution of Fund shares and related services.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2009, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Purchases	$1,897,202	$936,820	$1,330,259	$399,618	$49,935	$187,253
Sales	$2,441,251	$1,413,659	$1,648,872	$462,907	$34,405	$151,713

There were no purchases or sales of U.S. government securities, excluding short-term investments.

6.	Federal Income Tax Information

The Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund adopted the provisions of  Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) on October 1, 2007. The Flexible Capital Fund and Global Fund adopted the Income Tax Statement at their respective inception dates. The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2006-2008 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At September 30, 2009 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Cost of investments	$1,711,379	$965,053	$740,118	$391,975	$26,404	$86,096
Gross unrealized appreciation	$391,228	$245,542	$210,992	$91,448	$4,979	$24,303
Gross unrealized depreciation	(68,006)	(29,072)	(37,118)	(29,329)	(20)	(1,328)
Net unrealized appreciation (depreciation) on investments	$323,222	$216,470	$173,874	$62,119	$4,959	$22,975

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

The 21st Century Fund, International Opportunities Fund, and Flexible Capital Fund had realized currency losses (in thousands) from transactions between November 1, 2008 and September 30, 2009 of $203, $5 and $9, respectively. Post-October currency losses are treated as arising in the Fund’s next fiscal year.

NOTES TO FINANCIAL STATEMENTS

The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund had realized capital losses (in thousands) from transactions between November 1, 2008 and September 30, 2009 of $378,389, $109,462, $543,621, $113,544, $1,722 and $24,572, respectively. Post-October capital losses are treated as arising in the Fund’s next fiscal year.

At September 30, 2009, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund and Global Fund had accumulated capital loss carryforwards (in thousands) of $92,393, $250,019, $287,847, $99,570, $3,310, and $17,393 expiring in 2017, respectively. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of September 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Undistributed ordinary income (deficit)	$2,877	$4,598	$(312)	$1,975	$989	$713
Undistributed long-term capital gains	—	—	—	—	—	—
Tax accumulated earnings	2,877	4,598	(312)	1,975	989	713
Accumulated Capital and Other Losses	(470,782)	(359,481)	(831,671)	(213,119)	(5,041)	(41,965)
Unrealized appreciation (depreciation) on investments	323,222	216,470	173,874	62,119	4,959	22,975
Total accumulated earnings (deficit)	$(144,683)	$(138,413)	$(658,109)	$(149,025)	$907	$(18,277)
Undistributed ordinary income (deficit) consists of net investment income, short-term capital gains and timing differences related to post-October currency losses, deferred Trustees’ compensation and PFICs.

The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 were as follows:

(Amounts in thousands)	2009			2008
	Ordinary	Tax Return	Long-Term	Ordinary	Long-Term
Fund	Income	of Capital	Capital Gains	Income	Capital Gains
Focus Fund	$20,688	$—	$373	$43,537	$372,506
Growth Fund	9,933	—	—	—	97,785
21st Century Fund	2,148	2,082	—	85,691	23,339
International Opportunities Fund	6,419	—	—	42,800	53,336
Flexible Capital Fund	116	—	—	1,395	43
Global Fund	734	—	—	998	1

The tax character of dividends paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7.	Subsequent Events

In May 2009, the FASB issued “Subsequent Events” (the “Subsequent Events Statement”), a statement outlining disclosure requirements related to certain events occurring after the date of financial statements.  The Subsequent Events Statement is effective for interim and annual periods after June 15, 2009.  The Funds adopted the Subsequent Events Statement in the current reporting period.  Events and transactions from October 1, 2009 through November 11, 2009 have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Marsico Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, the Marsico International Opportunities Fund, the Marsico Flexible Capital Fund and the Marsico Global Fund (constituting The Marsico Investment Fund, hereafter referred to as the “Trust”) at September 30, 2009, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado

November 11, 2009

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the year ended September 30, 2009 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended September 30, 2009” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period FOCUS FUND	Beginning account value April 1, 2009	Ending account value September 30, 2009	Expenses paid for the six-month period ended September 30, 2009(1)
Actual Example	$1,000.00	$1,350.20	$7.64
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.50	$6.56
GROWTH FUND
Actual Example	$1,000.00	$1,345.00	$7.47
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.63	$6.43
21ST CENTURY FUND
Actual Example	$1,000.00	$1,452.30	$8.43
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.12	$6.94
INTERNATIONAL OPPORTUNITIES FUND
Actual Example	$1,000.00	$1,478.80	$9.27
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.52	$7.55
FLEXIBLE CAPITAL FUND
Actual Example	$1,000.00	$1,529.30	$4.76
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,021.24	$3.80
GLOBAL FUND
Actual Example	$1,000.00	$1,483.60	$9.59
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.28	$7.79

(1)
Expenses are equal to the Funds’ annualized expense ratios (1.297% for the Focus Fund, 1.271% for the Growth Fund, 1.371% for the 21st Century Fund, 1.492% for the International Opportunities Fund, 0.750% for the Flexible Capital Fund, and 1.541% for the Global Fund), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2009 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (i) on the SEC’s Website at www.sec.gov; (ii) at the SEC’s Public Reference Room; and (iii) by calling 800-SEC-0330.

Other Tax Information

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2009, 88%, 65%, 100%, 0%, 100% and 68% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Marsico Focus, Growth, 21st Century, International Opportunities, Flexible Capital and Global Funds, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Focus, Growth, 21st Century, International Opportunities, Flexible Capital and Global Funds designate income dividends (in thousands) of $20,688, $9,933, $4,230, $6,419, $116 and $734, respectively, as qualified dividend income paid during the fiscal year ended September 30, 2009.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code of 1986, the International Opportunities Fund designates (in thousands) $8,513 of income derived from foreign sources and $739 of foreign taxes paid, for the year ended September 30, 2009.

Of the ordinary income (including short-term capital gain) distributions made by the International Opportunities Fund during the year ended September 30, 2009, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are $0.2240 and $0.0195, respectively.

Long-Term Capital Gains Designation

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Focus Fund hereby designates (in thousands) $451 as long-term capital gains distributed during the year ended September 30, 2009, or if subsequently determined to be different maximum amounts allowable or the net capital gain of such year.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay S. Goodgold 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1954	Trustee	Since February 2006	Private investor (July 2003 - present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	6	None

Elizabeth Hoffman 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1946	Trustee	Since February 2006	Executive Vice President and Provost, Iowa State University (January 2007 – present); President Emerita and Professor of Economics and Public Affairs, University of Colorado (August 2005 – December 2006); President, University of Colorado (September 2000 – July 2005).	6	None

Walter A. Koelbel, Jr. 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since December 1997	President, and other positions, Koelbel and Company (full service real estate, development, investment, and management company) (more than five years).	6	None

Christopher E. Kubasik 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Trustee	Since February 2006	Executive Vice President, Electronic Systems Business Area, Lockheed Martin Corp. (September 2007 – present); Chief Financial Officer, Lockheed Martin Corp. (February 2001 – September 2007).	6	None

Michael D. Rierson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Vice President and Vice Chancellor for University Advancement at the University of Houston and UH System, respectively (November 2005 - present); President and Vice President, University of South Florida Foundation and University of South Florida (May 2001 - September 2005).	6	None

Joseph T. Willett 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998 - 2002).	6	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visit www.marsicofunds.com.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas F. Marsico(2) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President and Chief Executive Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	6	None

Christopher J. Marsico(2) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Trustee, Vice President and Treasurer	Trustee (since August 2007); Vice President and Treasurer (since September 2002)	President, Marsico Capital Management, LLC (more than five years).	6	None

Neil L. Gloude, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Vice President and Secretary	Since May 2008
Executive Vice President and Chief Financial Officer, Marsico Capital Management, LLC (September 2007 - present); Partner, PricewaterhouseCoopers LLP (public accounting firm) (January 1999 - August 2007).
				N/A	N/A

David C. Price, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1969	Chief Compliance Officer	Since August 2004
Chief Compliance Officer, The Marsico Investment Fund, and Director of Compliance, Marsico Capital Management, LLC (August 2004 present); Senior Compliance Officer, INVESCO Institutional, N.A. (October 2003 - July 2004).
				N/A	N/A

Sander M. Bieber 1775 I Street, N.W. Washington, D.C. 20006 DOB: 1950	Assistant Secretary	Since December 1997	Partner, Dechert, LLP (law firm) (more than five years).	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)
Mr. Thomas Marsico and Mr. Christopher Marsico are considered Interested Trustees of the Trust, within the meaning of the 1940 Act, because of their affiliation with Marsico Capital Management, LLC, the investment adviser to the Funds. Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visit www.marsicofunds.com.

MARSICO FUNDS

NOTES

MARSICO FUNDS

NOTES

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

www.marsicofunds.com • 888.860.8686

©2009 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds prospectus.
The ticker symbols on page one are fictitious and do not refer to existing securities.

Item 2 - Code of Ethics.

(a)               The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.  A copy of this code of ethics is attached hereto as Exhibit (a).

(b)               Not used.

(c)               There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)               The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See attached Exhibit (a).

Item 3 - Audit Committee Financial Expert.

(a)(1)          The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)          Mr. Joseph T. Willett is the audit committee financial expert.  Mr. Willett is “independent” under the applicable rules.

Item 4 - Principal Accountant Fees and Services.

In each of the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a)	Audit Fees.

2009	2008
$132,000	$132,000

(b)	Audit-Related Fees.
In each of the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2009	2008
$0	$0

(c)	Tax Fees.
In each of the fiscal years ended September 30, 2009 and September 30, 2008 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2009	2008
$27,000	$25,500

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees.
In each of the fiscal years ended September 30, 2009 and September 30, 2008 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2009	2008
$0	$0

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year.  With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise.  The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions.  Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)               According to PwC for the fiscal year ended September 30, 2009, the percentage of hours spent on the audit the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC	2009
Work performed by persons who are not full-time	0%

(g)               In each of the fiscal years ended September 30, 2009 and September 30, 2008, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2009	2008
$0	$0

For the fiscal years ended September 30, 2009 and September 30, 2008, there were no non-audit services provided by PwC to the Trust, its investment adviser, or to any entity controlling, controlled by, or under common control with the investment adviser. For the fiscal years ended 2009 and 2008, fees in the amount of $96,000 and $277,000 respectively, have been billed by PwC for audit-related services provided to the investment adviser of the Trust.

(h)               All non-audit services of the specified type (services that were provided by PwC to the investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust) were pre-approved.

Item 5 - Audit Committee of Listed Registrants.

Not applicable.

Item 6 - Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11 - Controls and Procedures.

(a)               The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)               There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)           Code of Ethics - Filed as an attachment to this filing.

(a)(2)           Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3)          Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)               Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Thomas F. Marsico
Thomas F. Marsico
President

Date:	December 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas F. Marsico
Thomas F. Marsico
President

Date:	December 3, 2009

By:	/s/ Christopher J. Marsico
Christopher J. Marsico
Vice President and Treasurer

Date:	December 3, 2009